EXHIBIT 4.82
                                                                    ------------

                                                                [EXECUTION COPY]


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                           SECOND AMENDED AND RESTATED
                    SERIES 1997-1 LETTER OF CREDIT AGREEMENT,


                          dated as of December 6, 2002,
                (amending and restating the Amended and Restated
                    Series 1997-1 Letter of Credit Agreement,
                           dated as of March 30, 1998)


                                      among


                              DTG OPERATIONS, INC.
              (formerly known as Dollar Rent A Car Systems, Inc.),


                        THRIFTY RENT-A-CAR SYSTEM, INC.,


                    those direct and indirect Subsidiaries of
             Dollar Thrifty Automotive Group, Inc. from time to time
                     becoming additional Lessees hereunder,


                            RENTAL CAR FINANCE CORP.,


                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.


                                       and


                           CREDIT SUISSE FIRST BOSTON,
                 as the Series 1997-1 Letter of Credit Provider

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





                    SECOND AMENDED AND RESTATED SERIES 1997-1
                           LETTER OF CREDIT AGREEMENT

     THIS SECOND AMENDED AND RESTATED SERIES 1997-1 LETTER OF CREDIT AGREEMENT, dated as of December 6, 2002 (amending and restating the Amended and Restated Series 1997-1 Letter of Credit Agreement, dated as of March 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Agreement")) (as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this "Agreement"), is entered into by and among DTG OPERATIONS, INC. (formerly known as Dollar Rent A Car Systems, Inc.), an Oklahoma corporation ("Dollar"), THRIFTY RENT-A-CAR SYSTEM, INC., an Oklahoma corporation ("Thrifty"), those direct or indirect Subsidiaries of DTAG (as defined below) that become additional parties to this Agreement from time to time pursuant to the provisions of Section 4.17 hereof (each, an "Additional Lessee" and collectively, the "Additional Lessees" and, together with Dollar and Thrifty, each a "Lessee" and, collectively, the "Lessees"), RENTAL CAR FINANCE CORP., a special purpose Oklahoma corporation ("RCFC"), DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation as the Guarantor ("DTAG" or the "Guarantor"), and CREDIT SUISSE FIRST BOSTON, a Swiss banking corporation, as the Series 1997-1 Letter of Credit Provider ("Credit Suisse First Boston" or the "Series 1997-1 Letter of Credit Provider").

                                    RECITALS
                                    --------

     1. Immediately prior to the execution and delivery of this Agreement, DTAG, Dollar and Thrifty, as borrowers (each a "Borrower" and, collectively, the "Borrowers"), the financial institutions signatory thereto as the lenders (each a "Revolving Lender" and, collectively, the "Revolving Lenders"), Credit Suisse First Boston, in its capacity as administrative agent thereunder (in such capacity, the "Administrative Agent"), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as syndication agent thereunder (in such capacity, the "Syndication Agent"), have entered into a Second Amended and Restated Credit Agreement, dated as of even date herewith, amending and restating the Amended and Restated Credit Agreement dated as of August 3, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), pursuant to which, in conjunction with this Agreement, the Series 1997-1 Letter of Credit (as defined in Section 2.1) is being issued as of even date herewith and the Revolving Lenders are participating in such issuance.

     2. DTAG, as Master Servicer, RCFC, Thrifty, Dollar, Bankers Trust Company (now known as Deutsche Bank Trust Company Americas ("Deutsche Bank Trust Company")), as Master Collateral Agent, and certain additional parties thereto have entered into an Amended and Restated Master Collateral Agency Agreement, dated as of December 23, 1997 (as such agreement may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the "Master Collateral Agency Agreement"), which Master Collateral Agency Agreement amended and restated the Master Collateral Agency Agreement, dated as of December 13, 1995, among Thrifty, RCFC, Deutsche Bank Trust Company, as the Master Collateral Agent thereunder, and certain additional parties thereto, and pursuant to which (i) RCFC has granted to the Master Collateral Agent a first priority security interest in the RCFC Master Collateral (as defined therein) and (ii) the Lessees have granted to the Master Collateral Agent a first priority security interest in the Lessee Grantor Master Collateral (as defined therein), for the benefit of the parties identified from time to time as the Financing Sources and the Beneficiaries thereunder (as such terms are defined therein).

     3. RCFC, as lessor, the Lessees, as lessees and DTAG, as guarantor of certain of the Lessees' obligations thereunder, have entered into a Master Motor Vehicle Lease and Servicing Agreement, dated as of December 23, 1997 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the "Master Lease"), pursuant to which RCFC leases Vehicles (such capitalized term, together with all other capitalized terms used herein, shall have the meanings assigned thereto pursuant to Section 1.1) to the Lessees in their respective domestic daily rental business and DTAG in its capacity as guarantor has guaranteed certain of the obligations of the Lessees to RCFC thereunder.

     4. RCFC, as issuer(in such capacity, the "Issuer"), and Deutsche Bank Trust Company, as trustee (in such capacity, the "Trustee"), have entered into the Series 1997-1 Supplement, dated as of December 23, 1997 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the "Series 1997-1 Supplement"), to the Base Indenture, dated as of December 13, 1995 (as amended as of December 23, 1997, and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the "Base Indenture" and, together with the Series 1997-1 Supplement and the other Supplements thereto, the "Indenture"), between RCFC and the Trustee, pursuant to which RCFC will issue its Rental Car Asset Backed Notes, Series 1997-1 (the "Series 1997-1 Notes").

     5. Credit Suisse First Boston, in its capacity as the Series 1997-1 Letter of Credit Provider, has issued Irrevocable Letter of Credit No. TS-06000956, dated as of December 23, 1997 (as amended by Amendment to Irrevocable Letter of Credit No. TS-06000956, dated as of March 30, 1998, the "Existing Series 1997-1 Letter of Credit"), provided for by the Series 1997-1 Supplement (i) as credit support for amounts owed by the Lessees under the Master Lease and (ii) as credit support for amounts owed by DTAG under the Demand Note referred to in Section 4.19 of the Series 1997-1 Supplement.

     6.   The  Lessees,  DTAG, DaimlerChrysler  Corporation  (formerly  known as
Chrysler Corporation), a Delaware corporation ("Chrysler"), and the Series 1997-1 Letter of Credit Provider have previously entered into the Existing Agreement to provide for, among other things, the payment and repayment of certain fees and expenses and other obligations of the Lessees, DTAG and Chrysler to the Series 1997-1 Letter of Credit Provider in connection with the issuance and delivery by the Series 1997-1 Letter of Credit Provider of the Existing Series 1997-1 Letter of Credit.

     7. Contemporaneously with the execution and delivery of this Agreement, the Series 1997-1 Letter of Credit Provider is, at the request of DTAG, issuing the Series 1997-1 Letter of Credit (as defined in Section 2.1(a)), in substantially the form attached hereto as Exhibit A, in substitution and replacement of the Existing Series 1997-1 Letter of Credit on or prior to the date of expiry of the Existing Series 1997-1 Letter of Credit, and in connection therewith, the Series 1997-1 Letter of Credit Provider will cancel and return the Series 1997-1 Chrysler Support Letter of Credit (as defined in the Existing Agreement) (or, if applicable, provide an affidavit of lost letter of credit related thereto) to Chrysler and Chrysler will no longer continue as an Additional Series 1997-1 Credit Support Provider (as defined in the Existing Agreement).

     8. The Lessees, RCFC, DTAG and Credit Suisse First Boston, in its capacity as the Series 1997-1 Letter of Credit Provider, are entering into this Agreement to provide for the reimbursement by DTAG and the Lessees and the guarantee of the Lessees' reimbursement obligations hereunder by DTAG, in each case to the extent and subject to the conditions set forth herein, of any amount paid by the Series 1997-1 Letter of Credit Provider as a draw upon the Series 1997-1 Letter of Credit.

     NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, and for due and adequate consideration, which the parties hereto hereby acknowledge, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.1 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in (i) the Series 1997-1 Supplement and (ii) the Definitions List attached as Schedule 1 to the Base Indenture, as such Definitions List may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the Base Indenture; provided that to the extent, if any, that any capitalized term used but not defined herein has a meaning assigned to such term in more than one of the agreements referred to in clauses (i) and (ii) above, then the meaning assigned to such term in the Series 1997-1 Supplement shall apply herein.

                                   ARTICLE II

                        ISSUANCE OF SERIES 1997-1 LETTER
                       OF CREDIT; REIMBURSEMENT OBLIGATION

     Section 2.1 Issuance of Series 1997-1 Letter of Credit; Substitute Series 1997-1 Letter of Credit; Extensions of the Series 1997-1 Letter of Credit.

     (a) The Series 1997-1 Letter of Credit Provider hereby agrees, on the terms and subject to the conditions hereinafter set forth, to issue (i) as credit support for payments due under the Master Lease, the rights under which have been assigned by RCFC to the Trustee under the Series 1997-1 Supplement (in respect of Credit Demands and Termination Demands (in each case as defined in the Series 1997-1 Letter of Credit)), (ii) as support for a Series 1997-1 LOC Termination Disbursement (as defined in the Series 1997-1 Letter of Credit) under Section 4.20 of the Series 1997-1 Supplement and (iii) as credit support for draws on the Demand Note under Section 4.19(b) of the Series 1997-1 Supplement, an irrevocable letter of credit dated as of even date herewith in substantially the form attached hereto as Exhibit A, in an amount equal to $10,000,000 (the "Series 1997-1 Letter of Credit Commitment"), for a term expiring on August 1, 2005 or, if such date is not a Business Day (as defined in the Credit Agreement), the immediately preceding Business Day (as defined in the Credit Agreement), or such later date to which the term is extended pursuant to
Section 2.1(c) (the "Series 1997-1 Letter of Credit Expiration Date") (as such letter of credit may be amended, supplemented, amended and restated, substituted or replaced or otherwise modified from time to time in accordance with the terms hereof and thereof (including increases in the Series 1997-1 Letter of Credit Commitment requested pursuant to Section 4.1 of the Credit Agreement and otherwise permitted pursuant to the terms of the Credit Agreement), the "Series 1997-1 Letter of Credit"). In furtherance of, and not in limitation of, the terms of the preceding sentence relating to amendments to the Series 1997-1 Letter of Credit, promptly following the Trustee's receipt of written notice from DTAG, individually and on behalf of the Lessees, substantially in the form of Exhibit C hereto, requesting a reduction of the Series 1997-1 Letter of Credit Amount (as defined in the Series 1997-1 Letter of Credit) (and in no event more than two (2) Business Days following the date of its receipt of such notice), the Trustee shall deliver to the Series 1997-1 Letter of Credit Provider a Notice of Reduction of Series 1997-1 Letter of Credit Amount substantially in the form of Annex D to the Series 1997-1 Letter of Credit, which, upon the Series 1997-1 Letter of Credit Provider's written acknowledgment and agreement, shall effect a reduction in the Series 1997-1 Letter of Credit Amount as provided in such Notice (and shall automatically effect a reduction of the Series 1997-1 Letter of Credit Amount hereunder). Upon the Series 1997-1 Letter of Credit Provider's written acknowledgment and agreement with each such Notice of Reduction of Series 1997-1 Letter of Credit Amount, the Series 1997-1 Letter of Credit Provider will provide promptly copies thereof to the Trustee. Upon the Trustee's written acknowledgment and acceptance of each Notice of Increase of Series 1997-1 Letter of Credit Amount (substantially in the form of Annex E to the Series 1997-1 Letter of Credit), the Trustee will provide promptly copies thereof to the Series 1997-1 Letter of Credit Provider.

     (b) If a successor Trustee is appointed, promptly following the appointment of such successor Trustee pursuant to the terms of the Series 1997-1 Supplement and upon receipt of an Instruction to Transfer substantially in the form of Annex F to the Series 1997-1 Letter of Credit, the Series 1997-1 Letter of Credit Provider shall deliver for the benefit of such successor Trustee and the current Trustee, in exchange for the outstanding Series 1997-1 Letter of Credit, a substitute letter of credit substantially in the form of Exhibit A hereto, having terms identical to the then outstanding Series 1997-1 Letter of Credit but in favor of such successor Trustee.

     (c) If the Lessees wish to extend the Series 1997-1 Letter of Credit Expiration Date for purposes of this Agreement and the Series 1997-1 Letter of Credit, DTAG (on behalf of the Lessees) shall give the Series 1997-1 Letter of Credit Provider and the Administrative Agent written notice in the form of an Issuance Request (as defined in the Credit Agreement) to such effect not more than 75 days and not less than 45 days prior to the Series 1997-1 Letter of Credit Expiration Date (or if such day is not a Business Day (as defined in the Credit Agreement), then on the next succeeding Business Day (as defined in the Credit Agreement)) and thereafter not more than 75 days and not less than 45 days prior to each subsequent one-year anniversary of the Series 1997-1 Letter of Credit Expiration Date, provided, however, that the additional term of the Series 1997-1 Letter of Credit may not extend beyond the earlier of (i) two years from its date of extension and (ii) the Commitment Termination Date (as defined in the Credit Agreement) in effect at the time of such extension. If the Series 1997-1 Letter of Credit Expiration Date is so extended, the Series 1997-1 Letter of Credit Provider shall either (i) issue to the Trustee in exchange for and upon receipt of the then outstanding Series 1997-1 Letter of Credit a substitute letter of credit having terms identical to the then outstanding Series 1997-1 Letter of Credit but expiring on the Series 1997-1 Letter of Credit Expiration Date, as so extended, or (ii) deliver to the Trustee an amendment to the then outstanding Series 1997-1 Letter of Credit to reflect such extension of the Series 1997-1 Letter of Credit Expiration Date.

     (d) If the conditions to the extension of the Series 1997-1 Letter of Credit Expiration Date pursuant to paragraph (c) of this Section 2.1 that are set forth in Section 6.2 of the Credit Agreement and Section 2.7 of this Agreement are not satisfied (or waived) on the fortieth day preceding the Series 1997-1 Letter of Credit Expiration Date then in effect, each of the Lessees shall use its best efforts (i) to obtain a successor institution to act as Series 1997-1 Letter of Credit Provider or (ii), in the alternative, to otherwise credit enhance the Master Lease payments to be made by the Lessees with (A) the funding of the Series 1997-1 Cash Collateral Account with cash in the amount of the Series 1997-1 Letter of Credit Amount immediately prior to any drawing referred to in subsection (f) below (whether funded from a Series 1997-1 LOC Termination Disbursement (as defined in the Series 1997-1 Letter of Credit) or otherwise), (B) other cash collateral accounts, overcollateralization or subordinated securities or (C) with the consent of the Required Noteholders, a surety bond or other similar arrangements; provided, however, that (1) any such successor institution or other form of substitute credit enhancement referred to in the foregoing clauses (ii)(B) and (ii)(C) shall be subject to the approval of each Rating Agency and (2) any such successor institution or other form of substitute credit enhancement referred to in the foregoing clauses (i) and
(ii)(C) shall, if the ratings with respect to such substitute credit enhancement, if applicable, are less than "A-1" or the equivalent from Standard & Poor's, "P-1" or the equivalent from Moody's and "F1" or the equivalent from Fitch (if rated by Fitch), be approved by the Required Noteholders; provided further, however, that only after all amounts then owing to the Series 1997-1 Letter of Credit Provider hereunder have been paid in full shall the letter of credit issued by such successor bank or banks or such other substitute credit enhancement be substituted for the Series 1997-1 Letter of Credit. If such a successor institution or such other substitute credit enhancement is obtained, each of the Lessees and, if applicable, such successor institution shall (x) sign such documents and instruments as shall be appropriate to evidence such successor institution's issuance of a substitute letter of credit or such other substitute credit enhancement, (y) cause the Trustee to return to the Series 1997-1 Letter of Credit Provider the then outstanding Series 1997-1 Letter of Credit and (z) deliver to the Trustee a substitute letter of credit having terms identical to the then outstanding Series 1997-1 Letter of Credit but expiring on the Series 1997-1 Letter of Credit Expiration Date as so extended and with such successor institution as the issuer thereof or deliver such other substitute credit enhancement.

     (e) If (i) DTAG (on behalf of the Lessees) does not request an extension of the Series 1997-1 Letter of Credit Expiration Date or (ii) the conditions precedent to the extension of the Series 1997-1 Letter of Credit Expiration Date pursuant to paragraph (c) of this Section 2.1 and Section 2.7(b) are not satisfied (or waived) and the Lessees do not obtain a successor Series 1997-1 Letter of Credit Provider or other substitute credit enhancement prior to the date which is 30 days prior to the Series 1997-1 Letter of Credit Expiration Date, then DTAG (on behalf of the Lessees) shall immediately notify the Trustee in writing, and the Trustee, pursuant to Section 4.20 of the Series 1997-1 Supplement, shall immediately request a Series 1997-1 LOC Termination Disbursement in accordance with Section 4.20 of the Series 1997-1 Supplement no later than one Business Day prior to such Series 1997-1 Letter of Credit Expiration Date in an amount equal to the Series 1997-1 Letter of Credit Amount. The Trustee shall, in accordance with Sections 4.20 and 4.21 of the Series 1997-1 Supplement, deposit the amount of such Series 1997-1 LOC Termination Disbursement in the Series 1997-1 Cash Collateral Account and shall use such funds in the same manner as the Series 1997-1 Letter of Credit would be used hereunder.

     (f) If (i) the short-term debt or deposit rating of the Series 1997-1 Letter of Credit Provider shall be downgraded below "A-1" by Standard & Poor's, below "P-1" by Moody's or below "F1" by Fitch (if rated by Fitch) or (ii) the Series 1997-1 Letter of Credit Provider has notified DTAG (and has not retracted such notification) that its compliance with any of its obligations hereunder would be unlawful, each of the Lessees shall use its best efforts (A) to obtain a successor institution to act as Series 1997-1 Letter of Credit Provider or
(B), in the alternative, to otherwise credit enhance the Master Lease payments to be made by the Lessees with (1) the funding of the Series 1997-1 Cash Collateral Account with cash in the amount of the Series 1997-1 Letter of Credit Amount (whether funded from a Series 1997-1 LOC Termination Disbursement or otherwise), (2) other cash collateral accounts, overcollateralization or subordinated securities or (3) with the consent of the Required Noteholders, a surety bond or other similar arrangements; provided, however, that (aa) any such successor institution or other form of substitute credit enhancement referred to in the foregoing clauses (ii)(B)(2) and (ii)(B)(3) shall be subject to the approval of each Rating Agency and (bb) any such successor institution or other form of substitute credit enhancement referred to in the foregoing clause
(ii)(A) shall, if the ratings with respect to such substitute credit enhancement, if applicable, are less than "A-1" or the equivalent from Standard & Poor's, "P-1" or the equivalent from Moody's and "F1" or the equivalent from Fitch (if rated by Fitch), be approved by the Required Noteholders; provided further, however, that only after all amounts then owing to the Series 1997-1 Letter of Credit Provider hereunder have been paid in full shall the letter of credit issued by such successor bank or banks or such other substitute credit enhancement be substituted for the Series 1997-1 Letter of Credit. If the Lessees do not replace the Series 1997-1 Letter of Credit Provider within 60 days after the occurrence of any of the events specified in subclause (i) or
(ii) of this clause (f), then DTAG (on behalf of the Lessees) shall notify the Trustee in writing, and the Trustee, pursuant to Section 4.20 of the Series 1997-1 Supplement, shall immediately request a Series 1997-1 LOC Termination Disbursement in accordance with Section 4.20 of the Series 1997-1 Supplement in an amount equal to the Series 1997-1 Letter of Credit Amount. The Trustee shall, in accordance with Sections 4.20 and 4.21 of the Series 1997-1 Supplement, deposit the amount of such Series 1997-1 LOC Termination Disbursement into the Series 1997-1 Cash Collateral Account and shall use such funds in the same manner as the Series 1997-1 Letter of Credit would be used hereunder.

     (g) In the event that (i) the Series 1997-1 Letter of Credit Provider shall have notified DTAG (and shall not have retracted such notification) that its compliance with any of its obligations hereunder or under the related Series 1997-1 Letter of Credit would be unlawful, (ii) the Series 1997-1 Letter of Credit Provider fails to extend its Series 1997-1 Letter of Credit Expiration Date pursuant to Section 2.1(c), (iii) any of the Lessees or DTAG is required pursuant to Sections 5.1, 5.3, 5.5 or 5.6 of the Credit Agreement to make any payment to or on behalf of the Series 1997-1 Letter of Credit Provider (or would be so required on or prior to the next following date on which a payment hereunder is required to be made to or for any such Series 1997-1 Letter of Credit Provider), (iv) the Series 1997-1 Letter of Credit Provider shall have wrongfully failed to fund any Series 1997-1 LOC Credit Disbursement when required hereunder, or (v) the short-term debt or deposit rating of the Series 1997-1 Letter of Credit Provider shall be downgraded below "A-1" by Standard & Poor's, below "P-1" by Moody's or below "F1" by Fitch (if rated by Fitch), then the Lessees shall have the right at their own expense, upon notice to the Series 1997-1 Letter of Credit Provider, and such Series 1997-1 Letter of Credit Provider hereby agrees, to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 4.9 with respect to assignments) all the interests, rights and obligations of the Series 1997-1 Letter of Credit Provider to a replacement Series 1997-1 Letter of Credit Provider (having a short-term debt or deposit rating of at least "A-1" by Standard & Poor's and "P-1" by Moody's and "F1" by Fitch (if rated by Fitch)) provided by DTAG (on behalf of the Lessees); provided, however, that (w) no such assignment to any replacement Series 1997-1 Letter of Credit Provider shall conflict with any law, rule, regulation or order of any Governmental Authority,
(x) such assignment to any replacement Series 1997-1 Letter of Credit Provider shall be without recourse, representation and warranty and shall be on terms and conditions reasonably satisfactory to the Series 1997-1 Letter of Credit Provider and such replacement Series 1997-1 Letter of Credit Provider, (y) the purchase price paid by such replacement Series 1997-1 Letter of Credit Provider shall be in an amount equal to the aggregate amount of the Series 1997-1 LOC Credit Disbursements owed by the Lessees or DTAG to such replaced Series 1997-1 Letter of Credit Provider under this Agreement as of the date of such assignment, and (z) DTAG (on behalf of the Lessees) or such replacement Series 1997-1 Letter of Credit Provider, as the case may be, shall pay to such replaced Series 1997-1 Letter of Credit Provider in same day funds on the date of such assignment the principal of and interest accrued to the date of payment on the Series 1997-1 LOC Credit Disbursements or Series 1997-1 LOC Termination Disbursement made by such replaced Series 1997-1 Letter of Credit Provider hereunder and all other amounts accrued for such replaced Series 1997-1 Letter of Credit Provider's account or owed to it hereunder, including those amounts owed pursuant to Section 2.4 of this Agreement and Sections 5.1, 5.3, 5.5 and
5.6 of the Credit Agreement (which are incorporated herein); provided further, however, that only after all amounts then owing to the Series 1997-1 Letter of Credit Provider to be replaced hereunder have been paid in full shall the Series 1997-1 Letter of Credit issued by the replacement Series 1997-1 Letter of Credit Provider be substituted for the Series 1997-1 Letter of Credit Provider's Series 1997-1 Letter of Credit. If such a replacement Series 1997-1 Letter of Credit is obtained, each of the Lessees and, if applicable, such successor institution, shall sign such documents and instruments as shall be appropriate to evidence such successor institution's issuance of a substitute letter of credit or such other substitute credit enhancement. If a replacement Series 1997-1 Letter of Credit Provider succeeds the Series 1997-1 Letter of Credit Provider or other substitute credit enhancement is obtained to replace the Series 1997-1 Letter of Credit, then the Lessees and, if applicable, such successor institution, shall
(a) sign such documents and instruments as shall be appropriate to evidence such successor institution's issuance of a substitute letter of credit or such other substitute credit enhancement, (b) cause the return to the Series 1997-1 Letter of Credit Provider of the then outstanding Series 1997-1 Letter of Credit, and
(c) deliver to the Trustee a substitute letter of credit having terms identical to the then outstanding Series 1997-1 Letter of Credit but with such successor institution as the issuer thereof or deliver such other substitute credit enhancement. DTAG shall provide prompt written notice to the Trustee of the appointment of any such successor institution in accordance with the terms of this Agreement.

     Section 2.2     [Reserved.]

     Section 2.3 Reimbursement. (a) Each Lessee agrees to pay to the Series 1997-1 Letter of Credit Provider on demand (which demand may be made on DTAG on behalf of the Lessees) on and after each date on which the Series 1997-1 Letter of Credit Provider shall pay any Series 1997-1 LOC Credit Disbursement under the Series 1997-1 Letter of Credit in respect of Series 1997-1 Lease Payment Losses allocated to making a drawing under the Series 1997-1 Letter of Credit, (A) an amount equal to the portion of such Series 1997-1 LOC Credit Disbursement allocable to amounts due and payable by such Lessee under the Master Lease (as determined by the Trustee or, in the absence of such determination, the Series 1997-1 Letter of Credit Provider), plus (B) interest on any amount remaining unpaid by such Lessee to the Series 1997-1 Letter of Credit Provider under clause (A) above, from (and including) the date such amount is paid by the Series 1997-1 Letter of Credit Provider under the Series 1997-1 Letter of Credit, until payment in full thereof (after as well as before judgment), in accordance with the terms of the Credit Agreement (which terms are incorporated herein by reference). DTAG agrees to pay to the Series 1997-1 Letter of Credit Provider on demand on and after each date on which the Series 1997-1 Letter of Credit Provider shall pay any Series 1997-1 LOC Credit Disbursement under the Series 1997-1 Letter of Credit allocable to amounts owed by DTAG under the Demand Note (as determined by the Trustee or, in the absence of such determination, the Series 1997-1 Letter of Credit Provider) (A) an amount equal to the portion of such Series 1997-1 LOC Credit Disbursement so allocable, plus
(B) interest on any amount remaining unpaid by DTAG to the Series 1997-1 Letter of Credit Provider under the immediately preceding clause (A), from (and including) the date such amount is paid by the Series 1997-1 Letter of Credit Provider under the Series 1997-1 Letter of Credit until payment in full thereof (after as well as before judgment), in accordance with the terms of the Credit Agreement (which terms are incorporated herein by reference).

     (b) In the event of a Series 1997-1 LOC Termination Disbursement under the Series 1997-1 Letter of Credit in accordance with Section 2.1(e) or (f) each
Lessee agrees to pay to the Series 1997-1 Letter of Credit Provider an amount equal to:

          (i) a percentage of the amount of such Series 1997-1 LOC Termination Disbursement that is allocable, as determined by the Trustee or, in the absence of such determination, the Series 1997-1 Letter of Credit Provider, to amounts due and payable by such Lessee under the Master Lease (the "Lessee Termination Reimbursement Share") and which in the aggregate for all such Lessees is equal to 100%;

plus

          (ii) interest on the Lessee Termination Reimbursement Share allocable to such Lessee remaining unpaid by such Lessee from the date of payment of such Series 1997-1 LOC Termination Disbursement by the Series 1997-1 Letter of Credit Provider until payment in full of the Lessee Termination Reimbursement Share by such Lessee to the Series 1997-1 Letter of Credit Provider (after as well as before judgment), at a rate per annum provided for by the terms of the Credit Agreement (which terms are incorporated herein by this reference).

     Each Lessee shall pay its respective Lessee Termination Reimbursement Share of such Series 1997-1 LOC Termination Disbursement to the Series 1997-1 Letter of Credit Provider on the date of such Series 1997-1 LOC Termination Disbursement in accordance with the terms of the Credit Agreement (which terms are incorporated herein by this reference).

     (c) Until the Series 1997-1 Letter of Credit Provider is reimbursed for such Series 1997-1 LOC Termination Disbursement, the Series 1997-1 Letter of Credit Provider may direct in writing the investment in Permitted Investments of the funds in the Series 1997-1 Cash Collateral Account from such Series 1997-1 LOC Termination Disbursement made under Section 2.1(e) or (f) and shall be entitled to receive the earnings thereon when such earnings are realized (the term "earnings" to include interest payable by each Lessee on amounts withdrawn from the Series 1997-1 Cash Collateral Account) from such investments from time to time from the Series 1997-1 Cash Collateral Account in accordance with the following clause (d) and Sections 4.21(c) and (d) of the Series 1997-1 Supplement. After reimbursement of the Series 1997-1 Letter of Credit Provider for the full amount of the Series 1997-1 LOC Termination Disbursement, DTAG (on behalf of the Lessees) may direct investment in Permitted Investments of the funds on deposit in the Series 1997-1 Cash Collateral Account and shall be entitled to receive the earnings thereon from such investments from time to time from releases of excess amounts from the Series 1997-1 Cash Collateral Account in accordance with clause (d) below and Sections 4.21(c) and (d) of the Series 1997-1 Supplement.

     (d) Earnings from investments in the Series 1997-1 Cash Collateral Account shall be paid first, to the Series 1997-1 Letter of Credit Provider to the extent accruing on the amount of a Series 1997-1 LOC Termination Disbursement made under Section 2.1(e) or (f) until the earlier of the date the Series 1997-1 Letter of Credit Provider is reimbursed for such amount or the date interest begins to accrue on the full amount of such Series 1997-1 LOC Termination Disbursement and second, to the related Lessee. Any amounts (other than earnings on investments) released from the Series 1997-1 Cash Collateral Account in accordance with Section 4.21(d) and (e) of the Series 1997-1 Supplement shall be paid to the Series 1997-1 Letter of Credit Provider to the extent the Series 1997-1 Letter of Credit Provider has not been fully reimbursed by the Lessees under clauses (a) and (c) above for Series 1997-1 LOC Credit Disbursements or a Series 1997-1 LOC Termination Disbursement. Upon reimbursement in full to the Series 1997-1 Letter of Credit Provider of amounts owed under clauses (a) and
(c) above, amounts released from the Series 1997-1 Cash Collateral Account in accordance with Section 4.21(d) and (e) of the Series 1997-1 Supplement shall be paid to the Lessees.

     (e) After a Series 1997-1 LOC Termination Disbursement has been made, any withdrawals made by the Trustee from the Series 1997-1 Cash Collateral Account in respect of Series 1997-1 Lease Payment Losses (as notified to RCFC and the Lessees by the Trustee pursuant to Section 4.18 of the Series 1997-1 Supplement) shall be reimbursed to the Series 1997-1 Cash Collateral Account in accordance with Section 4.7 of the Series 1997-1 Supplement.

     Section 2.4 Series 1997-1 Letter of Credit Fees and Expenses. This Agreement hereby incorporates by reference as though fully set forth herein, all provisions of the Credit Agreement on the fees and expenses due and payable to the Series 1997-1 Letter of Credit Provider in connection with issuance of the Series 1997-1 Letter of Credit including, without limitation, Sections 3.3 and
4.3 thereof, and Dollar, Thrifty and DTAG each hereby agrees to pay such fees and expenses pursuant to and in the manner provided in the Credit Agreement.

     Section 2.5 No Liability of Series 1997-1 Letter of Credit Provider. Each of the Lessees and DTAG acknowledges that the Series 1997-1 Letter of Credit Provider is not responsible for any risks of acts or omissions of the Trustee and any other beneficiary or transferee of the Series 1997-1 Letter of Credit with respect to its use of the Series 1997-1 Letter of Credit. Neither the Series 1997-1 Letter of Credit Provider nor any of its respective employees, officers or directors shall be liable or responsible for: (a) the use which may be made of the Series 1997-1 Letter of Credit or any acts or omissions of the Trustee and any transferee in connection therewith; (b) the validity or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, fraudulent or forged; (c) payment by the Series 1997-1 Letter of Credit Provider against presentation of documents which do not comply with the terms of the Series 1997-1 Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Series 1997-1 Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Series 1997-1 Letter of Credit; provided, however, that the Series 1997-1 Letter of Credit Provider shall be liable to each Lessee to the extent of any direct, as opposed to consequential, damages suffered by such Lessee which were caused by (i) the Series 1997-1 Letter of Credit Provider's willful misconduct or gross negligence in determining whether documents presented under the Series 1997-1 Letter of Credit comply with the terms of the Series 1997-1 Letter of Credit or (ii) the Series 1997-1 Letter of Credit Provider's gross negligence in failing to make or willful failure to make lawful payment under the Series 1997-1 Letter of Credit after the presentation to the Series 1997-1 Letter of Credit Provider by the Trustee of a certificate strictly complying with the terms and conditions of the Series 1997-1 Letter of Credit. In furtherance and not in limitation of the foregoing, the Series 1997-1 Letter of Credit Provider may accept documents that appear on their face to be in order, without responsibility for further investigation.

     Section 2.6 Surrender of Series 1997-1 Letter of Credit. Provided that the Series 1997-1 Letter of Credit Provider is not then in default under the Series 1997-1 Letter of Credit by reason of its having wrongfully failed to honor a demand for payment previously made by the Trustee under the Series 1997-1 Letter of Credit, the Series 1997-1 Letter of Credit Provider shall instruct the Trustee to surrender the Series 1997-1 Letter of Credit to the Series 1997-1 Letter of Credit Provider on the earliest of (i) the Series 1997-1 Letter of Credit Expiration Date, (ii) the date on which the Series 1997-1 Letter of Credit Provider honors a Certificate of Termination Demand presented under the Series 1997-1 Letter of Credit to the extent of the Series 1997-1 Letter of Credit Amount as in effect on such date, and (iii) the date on which the Series 1997-1 Letter of Credit Provider receives written notice from the Trustee that a letter of credit or other credit enhancement has been substituted for the Series 1997-1 Letter of Credit.

     Section 2.7     Conditions  Precedent to  Issuance,  Increase or Extension.
(a) The following constitute conditions precedent to the obligation of the Series 1997-1 Letter of Credit Provider to issue the Series 1997-1 Letter of Credit (provided, that such conditions will be deemed to be satisfied upon the issuance of the Series 1997-1 Letter of Credit):

          (i) On the date of issuance of the Series 1997-1 Letter of Credit, each condition precedent to the issuance of the Series 1997-1 Letter of Credit set forth in Section 6.2 of the Credit Agreement shall be satisfied (which conditions are hereby incorporated herein by this reference).

          (ii) On the date of issuance of the Series 1997-1 Letter of Credit, all representations and warranties of each of the Lessees and DTAG contained in this Agreement and in each other Related Document to which any of the Lessees or DTAG is a party shall be true and correct immediately prior to, and after giving effect to, the issuance of the Series 1997-1 Letter of Credit.

          (iii) On the date of issuance of the Series 1997-1 Letter of Credit, and after giving effect to the transactions contemplated by this Agreement and the Series 1997-1 Letter of Credit, there shall exist no Potential Event of Default or Event of Default under this Agreement.

          (iv) The Series 1997-1 Letter of Credit Provider shall have received (A) the favorable written opinions of counsel to each of the Lessees and DTAG, dated the date hereof, covering such matters as the Series 1997-1 Letter of Credit Provider may reasonably request, (B) copies of any representation letters or certificates (or similar documents) provided to the Trustee, any of the Lessees, DTAG or RCFC and (C) copies of all opinions delivered to the Trustee, as an addressee or with reliance letters.

          (v) The Series 1997-1 Letter of Credit Provider shall have received from each of the Lessees and DTAG (A) a copy of the resolutions of its Board of Directors or other governing body, certified the date hereof by the secretary or assistant secretary thereof, authorizing the execution, delivery and performance of this Agreement and the other Related Documents (and the procurement of the Series 1997-1 Letter of Credit) and (B) an incumbency certificate thereof with respect to its officers, agents or other representatives authorized to execute this Agreement and the Related Documents to which it is a party.

          (vi)    The  Series   1997-1  Letter  of  Credit   Provider  shall  be
     reasonably satisfied with the final terms and conditions of the transactions contemplated hereby, including, without limitation, all legal and tax aspects thereof, and all documentation relating to the transactions shall be in form and substance reasonably satisfactory to the Series 1997-1 Letter of Credit Provider.

          (vii) On the date of issuance of the Series 1997-1 Letter of Credit, immediately prior to, and after giving effect to, the issuance of the Series 1997-1 Letter of Credit, except as disclosed in Item 7.7 of the Disclosure Schedule (as defined in the Credit Agreement) there shall be no action, suit, investigation, litigation or proceeding pending against or, to the knowledge of DTAG or any Lessee, threatened against or affecting any of DTAG or any Lessee, before any court or arbitrator or any governmental body, agency or official that (A) would be reasonably likely to have resulted in a material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise), or prospects of DTAG and the Lessees, taken as a whole, since December 31, 2001 or (B) which in any manner draws into question the legality, validity or enforceability of this Agreement or any Related Document, the consummation of the transactions contemplated hereby, or the ability of DTAG or any Lessee to comply with any of the respective terms thereunder.

          (viii) All governmental and third party consents and approvals necessary in connection with this Agreement and the Series 1997-1 Letter of Credit or the transactions contemplated hereby or thereby shall have been obtained (without the imposition of any conditions that are not, in its reasonable judgment, acceptable to the Series 1997-1 Letter of Credit Provider) and shall remain in effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law or regulation shall be applicable that restrains, prevents or imposes materially adverse conditions upon this Agreement or the Series 1997-1 Letter of Credit or the transactions contemplated hereby or thereby.


          (ix) The Series 1997-1 Letter of Credit Provider shall have received such other documents (including, without limitation, an executed copy (or duplicate thereof) of each other Related Document) certificates, instruments, approvals or opinions as the Series 1997-1 Letter of Credit Provider may reasonably request.

          (x) The following shall be true and correct (and the Series 1997-1 Letter of Credit Provider shall have received a certificate of each of the Lessees and RCFC as to the following):

               (A) Each Eligible Vehicle Disposition Program shall be in full force and effect and enforceable against the related Manufacturer.

               (B) Each of the Lessees and RCFC shall not have sold, assigned, or otherwise encumbered any of the Vehicles purchased or otherwise financed with the proceeds of the Series 1997-1 Notes except as permitted under the Related Documents.

               (C) RCFC and the Lessees shall each have assigned to the Master Collateral Agent a first priority security interest in its rights under the Eligible Vehicle Disposition Programs and amounts receivable from the Manufacturers pursuant to the Eligible Vehicle Disposition Programs.

          (xi) RCFC and the Lessees shall each have granted to the Master Collateral Agent, for the benefit of the Trustee on behalf of the Series 1997-1 Noteholders, a first priority security interest in all Vehicles now or hereafter purchased or otherwise financed with the proceeds of the Series 1997-1 Notes in accordance with the terms of the Series 1997-1 Supplement.

          (xii) The Series 1997-1 Letter of Credit Provider shall have consented to the composition of the Board of Directors of RCFC (including each of the Independent Directors), which consent shall not be unreasonably withheld.

          (xiii) The Series 1997-1 Letter of Credit Provider shall have received any fees and expenses due and payable pursuant to Section 4.2 or pursuant to the Credit Agreement, including, without limitation, pursuant to Section 3.3 and 4.3 thereof, and all reasonable legal fees and expenses.

     (b) The following constitute conditions precedent to the obligation of the Series 1997-1 Letter of Credit Provider to extend the Series 1997-1 Letter of Credit Expiration Date or increase the Series 1997-1 Letter of Credit Commitment (provided that such conditions will be deemed to be satisfied upon such extension or increase with respect to the Series 1997-1 Letter of Credit):

          (i) On the date of extension or increase, each condition precedent to the issuance of the Series 1997-1 Letter of Credit set forth in Section
     6.2 of the Credit Agreement shall continue to be satisfied (which conditions are hereby incorporated herein by this reference).

          (ii) On the date of extension or increase with respect to the Series 1997-1 Letter of Credit, all representations and warranties of each of the Lessees and DTAG contained in this Agreement and in each other Related Document to which any of the Lessees or DTAG is a party shall be true and correct immediately prior to, and after giving effect to, the extension or increase with respect to the Series 1997-1 Letter of Credit.

          (iii) On the date of extension or increase with respect to the Series 1997-1 Letter of Credit, and after giving effect to the transactions contemplated by this Agreement and the Series 1997-1 Letter of Credit, there shall exist no Potential Event of Default or Event of Default under this Agreement.

          (iv) On the date of extension or increase with respect to the Series 1997-1 Letter of Credit, immediately prior to, and after giving effect to, the extension or increase with respect to the Series 1997-1 Letter of Credit, except as disclosed in Item 7.7 of the Disclosure Schedule (as defined in the Credit Agreement), there shall be no action, suit, investigation, litigation or proceeding pending against or, to the knowledge of DTAG or any Lessee, threatened against or affecting any of DTAG or any Lessee, before any court or arbitrator or any governmental body, agency or official that (A) would be reasonably likely to have resulted in a material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise), or prospects of DTAG and the Lessees, taken as a whole, since December 31, 2001, or (B) which in any manner draws into question the legality, validity or enforceability of this Agreement or any Related Document, the consummation of the transactions contemplated hereby, or the ability of DTAG or any Lessee to comply with any of the respective terms thereunder.

          (v) All governmental and third-party consents and approvals necessary in connection with this Agreement and the Series 1997-1 Letter of Credit or the transactions contemplated hereby or thereby shall continue to be in effect (without the imposition of any conditions that are not, in its reasonable judgment, acceptable to the Series 1997-1 Credit Provider); and no law or regulation shall be applicable that restrains, prevents or imposes materially adverse conditions upon this Agreement or the Series 1997-1 Letter of Credit or the transactions contemplated hereby or thereby.

          (vi) The Series 1997-1 Letter of Credit Provider shall have received such other documents (including, without limitation, an executed copy (or duplicate thereof) of each other Related Document) certificates, instruments, approvals or opinions as the Series 1997-1 Letter of Credit Provider may reasonably request.

          (vii) The following shall be true and correct (and the Series 1997-1 Letter of Credit Provider shall have received a certificate of each of the Lessees and RCFC as to the following):

               (A) Each Eligible Vehicle Disposition Program shall be in full force and effect, enforceable against the related Manufacturer.

               (B) Each of the Lessees and RCFC shall not have sold, assigned, or otherwise encumbered any of the Vehicles purchased or otherwise financed with the proceeds of the Series 1997-1 Notes except as permitted under the Related Documents.

               (C)   The Master Collateral  Agent shall continue to have a first priority security interest in the rights of RCFC and the Lessees under the Eligible Vehicle Disposition Programs and amounts receivable from the Manufacturers pursuant to the Eligible Vehicle Disposition Programs.

          (viii) The Master Collateral Agent, for the benefit of the Series 1997-1 Noteholders and the Series 1997-1 Insurer, shall continue to have a first priority security interest (as granted by RCFC and the Lessees) in all Vehicles now or hereafter purchased or otherwise financed with the proceeds of the Series 1997-1 Notes in accordance with the terms of the Series 1997-1 Supplement.

          (ix) The Series 1997-1 Letter of Credit Provider shall continue to consent to the composition of the Board of Directors of RCFC (including the Independent Directors), which consent shall not be unreasonably withheld.

          (x) The Series 1997-1 Letter of Credit Provider shall have received any fees and expenses due and payable pursuant to Section 4.2 or pursuant to the Credit Agreement including, without limitation, pursuant to
     Section 3.3 and 4.3 thereof, and all reasonable legal fees and expenses.

     Section 2.8 Certain Eurocurrency Rate and Other Provisions under the Credit Agreement. This Agreement hereby incorporates by reference as though fully set forth herein all provisions of the Credit Agreement set forth under Sections 5.1 through 5.10 thereof, including, without limitation, as if any Series 1997-1 LOC Credit Disbursement or the Series 1997-1 LOC Termination Disbursement referred to herein were Loans (as defined in the Credit Agreement) under the Credit Agreement.

     Section 2.9 Obligation Absolute. The payment obligations of each of DTAG and each Lessee under this Agreement and any other agreement or instrument relating to the Series 1997-1 Letter of Credit to reimburse the Series 1997-1 Letter of Credit Provider with respect to each Series 1997-1 LOC Credit Disbursement and the Series 1997-1 LOC Termination Disbursement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

          (a) any lack of validity or enforceability of this Agreement, the Series 1997-1 Letter of Credit or any other Related Document;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the obligations of either of DTAG or any Lessee in respect of the Series 1997-1 Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the Related Documents;

          (c) the existence of any claim, set-off, defense or other right which either of DTAG or any Lessee may have at any time against the Trustee or any other beneficiary or any transferee of the Series 1997-1 Letter of Credit (or any persons or entities for whom the Trustee, any such beneficiary or any such transferee may be acting), or any other person or entity, whether in connection with this Agreement, the transactions contemplated hereby or by the Related Documents or any unrelated transaction;

          (d) any statement or any other document presented under the Series 1997-1 Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

          (e) any statement or any other document presented under the Series 1997-1 Letter of Credit proving to be insufficient in any respect;

          (f) payment by the Series 1997-1 Letter of Credit Provider under the Series 1997-1 Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Series 1997-1 Letter of Credit;

          (g) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of each of DTAG and each Lessee in respect of the Series 1997-1 Letter of Credit; or

          (h) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, DTAG, any Lessee or a guarantor.

     Section 2.10 Events of Default. Upon the occurrence and continuance of any of the following events (herein referred to as an "Event of Default"):

          (a) any Lessee (or DTAG on behalf of such Lessee) shall fail to pay any Series 1997-1 LOC Credit Disbursement owing by such Lessee or any amounts owing by such Lessee for the Series 1997-1 LOC Termination Disbursement on the date when such amount is due;

          (b) any Lessee (or DTAG on behalf of any such Lessee) shall fail to pay any interest, fees or other amounts payable under this Agreement or the Credit Agreement, in each case within three Business Days of the date when such interest, fees or other amounts are due;

          (c) any representation, warranty, certification or statement made by any Lessee, RCFC or DTAG in this Agreement or in any other Related Document to which it is a party, or any certificate, financial statement or other document delivered pursuant hereto or thereto shall have been incorrect in any material respect when made or deemed made and after the expiration of any grace period applicable thereto;

          (d)   RCFC  shall  fail   to  make  any  payment  in  respect  of  any
     Indebtedness when due or within any applicable grace period, which Indebtedness is in an outstanding principal amount in excess of $100,000;

          (e)   an Event of Bankruptcy shall have occurred with respect to RCFC;

          (f) any judgment or order for the payment of money in excess of $100,000 (to the extent not covered by insurance provided by a carrier that has not disputed coverage) shall be rendered against RCFC and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

          (g) an Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing;

          (h) DTAG shall default in the performance or observance of any agreement or covenant contained in clause (i) of Section 2.12 or clause (b) of Section 3.2;

          (i) any Lessee or DTAG shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 2.10, and such default shall not be cured to the Series 1997-1 Letter of Credit Provider's reasonable satisfaction within a period of 30 days from the date on which the Series 1997-1 Letter of Credit Provider has given written notice thereof to such Lessee or DTAG;

          (j) any Lessee or DTAG shall default in the performance or observance of any agreement or covenant contained in any Related Document (other than this Agreement, the Master Lease or as otherwise provided in this Section 2.10), and such default shall not be cured to the Series 1997-1 Letter of Credit Provider's reasonable satisfaction within a period of 30 days from the date on which the Series 1997-1 Letter of Credit Provider has given written notice thereof to such Lessee or DTAG (provided, that such 30-day cure period shall be a period consisting of 15 days in the case where such default relates to the failure of DTAG, as Master Servicer, to perform or observe any agreement or covenant contained in the Master Collateral Agency Agreement); or

          (k) any Related Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Lessee, DTAG or RCFC, or any Lessee, DTAG or RCFC shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability;

then, the Series 1997-1 Letter of Credit Provider may by notice to DTAG on behalf of the applicable Lessee or Lessees, in the case of an Event of Default caused by or regarding any such Lessee or Lessees, (i) declare (to the extent not theretofore due and payable) the principal outstanding amount of the Series 1997-1 LOC Credit Disbursements and the Lessee Termination Reimbursement Share of the Series 1997-1 LOC Termination Disbursement, if any, to be due and payable, together with accrued interest thereon and all other sums payable by such Lessee or Lessees, hereunder and thereunder, whereupon the same shall become due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by such Lessee or Lessees and DTAG and (ii) deem an amount equal to any undrawn portion of the Series 1997-1 Letter of Credit to have been paid or disbursed (notwithstanding that such amount may not in fact have been so paid or disbursed), and DTAG and the Lessees shall be immediately obligated to reimburse the Series 1997-1 Letter of Credit Provider the amount deemed to have been so paid or disbursed by the Series 1997-1 Letter of Credit Provider as if a demand had been made by the Series 1997-1 Letter of Credit Provider to the Lessees under Section 2.3 hereof and any amounts so received by the Series 1997-1 Letter of Credit Provider shall be maintained and applied in accordance with Section 4.7 of the Credit Agreement, and, in any case, the Series 1997-1 Letter of Credit Provider may take any other action permitted to be taken by it hereunder, under any Related Document or under applicable law or otherwise; provided that if an Event of Bankruptcy shall have occurred with respect to any Lessee or DTAG all sums payable by the Lessees and DTAG hereunder shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each of the Lessees and DTAG.

     "Potential Event of Default" shall mean, for purposes of this Agreement, any occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default hereunder.

     Section 2.11 Grant of Security Interest. As security for the prompt and complete payment and performance of the obligations of each of the Lessees hereunder to the Series 1997-1 Letter of Credit Provider, each of the Lessees hereby acknowledges and confirms its respective pledge, hypothecation, assignment, transfer and delivery to the Master Collateral Agent under the Master Collateral Agency Agreement for the benefit of the Series 1997-1 Letter of Credit Provider under Section 2.1 of the Master Collateral Agency Agreement of a continuing, second priority security interest in the Lessee Grantor Master Collateral (as defined in the Master Collateral Agency Agreement), whether now existing or hereafter created, subject to the terms and priorities set forth therein and in the other Related Documents, including, without limitation, the security interest in such collateral granted by each of the Lessees pursuant to the Master Lease and by RCFC to the Trustee for the benefit of any Series of Notes outstanding.

     Section 2.12    Guarantee.  The  Guarantor  confirms  its  guarantee  under
Section 4.10 and Article X of the Credit Agreement of, inter alia, the obligations of the Lessees hereunder, including without limitation, (i) the obligations of the Lessees to make payments under this Agreement and (ii) the due and punctual performance and observance of all the terms, conditions, covenants, agreements and indemnities of the Lessees under this Agreement, and agrees that, if for any reason whatsoever, any Lessee fails to so perform and observe such terms, conditions, covenants, agreements and indemnities, the Guarantor will duly and punctually perform and observe the same.

                                  ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 3.1 Representations and Warranties of the Lessees and DTAG. Each of the Lessees hereby represents and warrants (which representations and warranties shall be deemed made on the date of issuance of the Series 1997-1 Letter of Credit and on the date of each extension (if any) of the Series 1997-1 Letter of Credit and each increase (if any) of the Series 1997-1 Letter of Credit Commitment) to the Series 1997-1 Letter of Credit Provider (and each of the Revolving Lenders under the Credit Agreement), as to itself, and DTAG represents and warrants (which representations and warranties shall be deemed made on the date of issuance of the Series 1997-1 Letter of Credit and on the date of each extension (if any) of the Series 1997-1 Letter of Credit and each increase (if any) of the Series 1997-1 Letter of Credit Commitment, to the Series 1997-1 Letter of Credit Provider (and each of the Revolving Lenders under the Credit Agreement), as to itself and as to each of the Lessees that:

          (a) Authorization; Enforceability. Each of the Lessees and DTAG has full power and has taken all necessary action to authorize it to execute, deliver and perform this Agreement and each of the other Related Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by each of the Lessees and DTAG and is, and each of the other Related Documents to which any of the Lessees or DTAG is a party is, a legal, valid and binding obligation of any such Lessee and DTAG, as applicable, enforceable against such Lessee or DTAG in accordance with its terms.

          (b) Compliance. The execution, delivery and performance, in accordance with their respective terms, by each of the Lessees and DTAG of this Agreement and each of the other Related Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent, approval, authorization or registration not already obtained or effected, (ii) violate any material law with respect to any of the Lessees or DTAG, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or by-laws or other organizational documents of any of the Lessees or DTAG or under any material indenture, agreement, or other instrument to which any of the Lessees or DTAG is a party or by which its properties may be bound or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any of the Lessees except Permitted Liens.

          (c) Manufacturer Programs. No Manufacturer Event of Default has occurred and is continuing.

          (d) Master Lease Representations. The representations and warranties made by each of the Lessees in the Master Lease are true and correct in all material respects.

          (e) Vehicles. Each Program Vehicle was, on the date of purchase thereof or thereafter became, a Group I Vehicle that was eligible for inclusion under an Eligible Vehicle Disposition Program, and each Non-Program Vehicle was, on the date of purchase thereof or thereafter became, a Group I Vehicle that qualified as an Eligible Vehicle.

          (f) Representations and Warranties under the Credit Agreement. Each of the representations and warranties of DTAG set forth in the Credit Agreement, including, without limitation, those set forth in Article VII thereof, is true and correct and is hereby incorporated herein by this reference.

     Section 3.2 Affirmative Covenants of the Lessees and DTAG. So long as the Series 1997-1 Letter of Credit has not expired or any amount is owing to the Series 1997-1 Letter of Credit Provider hereunder, each of the Lessees and DTAG agrees that, unless at any time the Series 1997-1 Letter of Credit Provider shall otherwise expressly consent in writing, it will, and in the case of DTAG, it will cause each of the Lessees to:

          (a) Affirmative Covenants under the Credit Agreement. Comply with each of the affirmative covenants applicable to it set forth in the Credit Agreement including, without limitation, those set forth in Section 8.1 thereof, which affirmative covenants are hereby incorporated herein by this reference;

          (b) Events of Default. Furnish, or cause to be furnished to the Series 1997-1 Letter of Credit Provider, as soon as possible but in any event within three Business Days after the occurrence of any Event of Default or a Potential Event of Default under this Agreement, a written statement of the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (each, an "Authorized Officer") of DTAG or an Authorized Officer of the applicable Lessee, as the case may be, describing such event and the action that DTAG or the applicable Lessee, as the case may be, proposes to take with respect thereto;

          (c) Certain Information. Furnish, or cause to be furnished to the Series 1997-1 Letter of Credit Provider, promptly upon the delivery to RCFC by DTAG, a copy of the financial information and other materials required to be delivered by DTAG to RCFC pursuant to Section 24.4 of the Master Lease (other than the VIN list as required by Section 24.4(f) of the Master Lease);

          (d) Manufacturers. Furnish, or cause to be furnished to the Series 1997-1 Letter of Credit Provider, promptly after obtaining actual knowledge thereof, notice of any Manufacturer Event of Default or termination or replacement of an Eligible Vehicle Disposition Program;

          (e) Other. Furnish, or cause to be furnished to the Series 1997-1 Letter of Credit Provider, promptly, from time to time, such other information, documents, or reports with respect to the Master Lease Collateral (as defined in the Master Lease) or the condition or operations, financial or otherwise, of DTAG or any Lessee as the Series 1997-1 Letter of Credit Provider may from time to time reasonably request in order to protect the interests of the Series 1997-1 Letter of Credit Provider under or as contemplated by this Agreement or any other Related Document;

          (f) Maintenance of the Vehicles. Maintain and cause to be maintained in good repair, working order, and condition, reasonable wear and tear excepted, all of the Vehicles in accordance with each Lessee's respective ordinary business practices with respect to all other vehicles owned thereby and shall use its best efforts to maintain the Program Vehicles as Group III Vehicles that are eligible under a Eligible Vehicle Disposition Program and the Non-Program Vehicles as Group III Vehicles that are Eligible Vehicles, in each case except to the extent that any such failure to comply with such requirements does not, in the aggregate, materially adversely affect the interests of the Series 1997-1 Letter of Credit Provider under this Agreement or the likelihood of repayment of its obligations hereunder, and, from time to time, make or cause to be made all appropriate repairs, renewals, and replacements with respect to the Vehicles;

          (g) Maintenance of Separate Existence. Each Lessee and DTAG acknowledge their receipt of a copy of those certain opinion letters issued by Mayer, Brown & Platt (now known as Mayer, Brown, Rowe & Maw), dated December 23, 1997, addressing the issue of substantive consolidation as it may relate to DTAG and RCFC. Each of the Lessees, DTAG and RCFC hereby agrees to maintain in place all policies and procedures, and take and continue to take all action, described in the factual assumptions set forth in such opinion letter and relating to such Person, except as may be confirmed as not required in a subsequent or supplemental opinion of Latham & Watkins addressing the issue of substantive consolidation as it may relate to DTAG and RCFC; and

          (h) Verification of Titles. Upon the request of the Series 1997-1 Letter of Credit Provider, cause a title check by a Person acceptable to the Master Collateral Agent on a reasonable number of the Vehicles, including verification that the titles reflect the pledge to the Master Collateral Agent, and shall cause the results of such title check to be furnished to the Master Collateral Agent with a copy for the Series 1997-1 Letter of Credit Provider.

     Section 3.3 Negative Covenants of the Lessees and DTAG. So long as the Series 1997-1 Letter of Credit has not expired or any amount is owing to the Series 1997-1 Letter of Credit Provider hereunder, each of the Lessees and DTAG agrees that, unless at any time the Series 1997-1 Letter of Credit Provider shall otherwise expressly consent in writing, it will not and, in the case of DTAG, will not permit any Lessee to:

          (a) Negative Covenants under the Credit Agreement. Fail to comply with each of the negative covenants applicable to it set forth in the Credit Agreement including, without limitation, those set forth in Section
     8.2 thereof, which negative covenants are hereby incorporated herein by this reference.

          (b) Liens. Create or permit to exist any Lien with respect to the Group I Collateral or the Master Lease Collateral now or hereafter existing or acquired, except for Permitted Liens.

          (c) Use of Vehicles. Use or authorize the Vehicles to be used in any manner (i) that would make such Vehicles that are Program Vehicles ineligible for repurchase or sale under the applicable Eligible Vehicle Disposition Program, (ii) for any illegal purposes or (iii) that could subject the Vehicles to confiscation.

                                   ARTICLE IV

                                  MISCELLANEOUS

     Section 4.1 Payments. (a) Unless otherwise specified herein, all payments to the Series 1997-1 Letter of Credit Provider hereunder shall be made in lawful currency of the United States and in immediately available funds prior to 11:00 a.m. (New York City time) on the date such payment is due by wire transfer to the Series 1997-1 Letter of Credit Provider, Account Name: Credit Suisse First Boston, Account No. 903124-01, Account ABA 026-009-179, Attention:
Trade Services, at the Federal Reserve Bank of New York, or to such other office or account maintained by the Series 1997-1 Letter of Credit Provider as the Series 1997-1 Letter of Credit Provider may direct.

          (b) Whenever any payment under this Agreement shall be stated to be due on a day which is not a Business Day, such payment, unless otherwise provided herein, shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, commissions or fees, if any, in connection with such payment.

     Section 4.2 Expenses. Each of the Lessees agrees to pay all costs and reasonable expenses incurred by the Series 1997-1 Letter of Credit Provider (including, without limitation, reasonable attorneys' fees and expenses), if any, in connection with the preparation, execution and delivery, administration, enforcement, amendment or waiver of the obligations of the Lessees or DTAG under this Agreement or any other Related Document or any other agreement furnished hereto or in connection herewith or in connection with any negotiations arising out of any Potential Event of Default under this Agreement or any events or circumstances that may give rise to a Potential Event of Default under this Agreement and with respect to presenting claims in or otherwise participating in any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any ancillary proceedings.

     The Lessees each agree to pay on demand all reasonable expenses of the Series 1997-1 Letter of Credit Provider in connection with the filing, recording, refiling or rerecording of this Agreement, the Related Documents and/or any UCC financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof.

     In addition, each of the Lessees shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the Series 1997-1 Letter of Credit (or any payment thereunder or transfer thereof), any other Related Document and any such other documents, and agree to save the Series 1997-1 Letter of Credit Provider harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     Section 4.3 Indemnity. The Lessees each agree to indemnify and hold harmless the Series 1997-1 Letter of Credit Provider and, in their capacities as such, officers, directors, shareholders, affiliates, controlling persons, employees, agents and servants of the Series 1997-1 Letter of Credit Provider, from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Series 1997-1 Letter of Credit Provider may incur or which may be claimed against the Series 1997-1 Letter of Credit Provider by any Person whatsoever (including reasonable fees and expenses of counsel) in each case arising out of or by reason of or in connection with, or in connection with the preparation of a defense of, any investigation, litigation or proceeding arising out of, relating to or in connection with the execution and delivery of, or payment of any Series 1997-1 LOC Credit Disbursement or the Series 1997-1 LOC Termination Disbursement payable by the Lessees under the Series 1997-1 Letter of Credit or this Agreement or any other Related Document, or any acts or omissions of any of the Lessees in connection herewith or therewith, or any transactions contemplated hereby or thereby (whether or not consummated), or any inaccuracies or alleged inaccuracies in any material respect or any untrue statement or alleged untrue statement of any of the Lessees contained or incorporated by reference in any Related Document or the omission or alleged omission by any of the Lessees to state therein a material fact necessary to make such statements, in the light of the circumstances under which they are or were made, not misleading, except to the extent that such claim, damage, loss, liability, cost or expense is caused by the willful misconduct or gross negligence of the Series 1997-1 Letter of Credit Provider or a breach by the Series 1997-1 Letter of Credit Provider (or its agents or employees or any other Person under its control) of its obligations under the Series 1997-1 Letter of Credit, as determined by a final judgment of a court of competent jurisdiction, and provided that any such Lessee shall be required to indemnify the Series 1997-1 Letter of Credit Provider, in connection with prosecuting or defending any such claims, for reasonable attorneys' fees and expenses.

     Section 4.4 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and addressed, delivered or transmitted to such party at its address or telecopy number set forth below, or at such other address or telecopy number, as the case may be, as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or communication shall be deemed to have been duly given or made when delivered, or five Business Days after being deposited in the mail, postage prepaid and return receipt requested, or in the case of facsimile notice, when electronic confirmation thereof is received by the transmitter.

         If to DTAG:

                  Dollar Thrifty Automotive Group, Inc.
                  5330 East 31st Street
                  Tulsa, OK 74135
                  Attention:        Pamela S. Peck
                  Telephone:        (918) 669-2395
                  Telecopier:       (918) 669-2301

         If to RCFC:

                  Rental Car Finance Corp.
                  5330 East 31st Street
                  Tulsa, OK 74135
                  Attention:        Pamela S. Peck
                  Telephone:        (918) 669-2395
                  Telecopier:       (918) 669-2301

         If to the Series 1997-1 Letter of Credit Provider:

                  Credit Suisse First Boston
                  Eleven Madison Avenue, 10th Floor
                  New York, New York 10010-3629
                  Attention:        Trade Services Department
                  Telecopier:       (212) 325-8315

         with a copy to:

                  Credit Suisse First Boston
                  Eleven Madison Avenue
                  New York, New York 10010-3629
                  Attention:        W. Matt Carter
                  Telephone:        (212) 325-9942
                  Telecopier:       (212) 325-8304

         If to Dollar:

                  DTG Operations, Inc.
                  5330 East 31st Street
                  Tulsa, OK 74135
                  Attention:        Michael H. McMahon
                  Telephone:        (918) 669-3308
                  Telecopier:       (918) 669-2301

         If to Thrifty:

                  Thrifty Rent-A-Car System, Inc.
                  5310 East 31st Street
                  Tulsa, OK 74135
                  Attention:        Pamela S. Peck
                  Telephone:        (918) 665-2395
                  Telecopier:       (918) 669-2301

         If to an Additional Lessee:

                  At the address for notices to such Additional Lessee set forth
                  in  the  related  Affiliate   Joinder  in   Letter  of  Credit
                  Agreement.

         If to the Trustee:

                  Deutsche Bank Trust Company Americas
                     (formerly known as Bankers Trust
                     Company)
                  60 Wall Street
                  New York, New York 10005
                  Telecopier: 201-593-6457

              with a copy to:

                  Deutsche Bank Trust Company Americas
                     (formerly known as Bankers Trust
                     Company)
                  100 Plaza One
                  Mail Stop 6-435
                  Jersey City, N J 07302-3885
                  Telecopier: 201-593-6457

     Section 4.5 Amendments; Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement and the rights and obligations of the parties hereunder may not be amended or otherwise modified orally but only by an instrument in writing signed by the Series 1997-1 Letter of Credit Provider and each other party hereto against whom enforcement of such amendment or modification is sought. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY LESSEE, DTAG OR RCFC WITH RESPECT TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT SHALL BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY
LAW) FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE LESSEES, DTAG AND RCFC EACH ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE LESSEES, DTAG AND RCFC EACH DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, WHOSE ADDRESS IS 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY ANY LESSEE, DTAG OR RCFC, AS THE CASE MAY BE, IRREVOCABLY AGREEING IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY ANY LESSEE, DTAG OR RCFC, AS THE CASE MAY BE, TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO ANY LESSEE, DTAG OR RCFC, AS APPLICABLE, SO SERVED AT ITS ADDRESS PROVIDED IN SECTION 4.4, EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY ANY LESSEE, DTAG OR RCFC, AS THE CASE MAY BE, REFUSES TO ACCEPT SERVICE, THE LESSEES, DTAG AND RCFC EACH HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE SERIES 1997-1 LETTER OF CREDIT PROVIDER TO BRING PROCEEDINGS AGAINST ANY LESSEE, DTAG OR RCFC IN THE COURTS OF ANY OTHER JURISDICTION.

     THE SERIES 1997-1 LETTER OF CREDIT PROVIDER, EACH LESSEE, DTAG AND RCFC HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SERIES 1997-1 LETTER OF CREDIT PROVIDER, ANY LESSEE, DTAG OR RCFC IN CONNECTION HEREWITH OR THEREWITH. THE LESSEES, DTAG AND RCFC EACH ACKNOWLEDGE AND AGREE THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SERIES 1997-1 LETTER OF CREDIT PROVIDER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER RELATED DOCUMENT.

     Section 4.6 Waivers, etc. Neither any failure nor any delay on the part of the Series 1997-1 Letter of Credit Provider in exercising any right, power or privilege hereunder or under the Series 1997-1 Letter of Credit or any other Related Document shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. The remedies herein and in the Related Documents are cumulative and not exclusive of any remedies provided by law.

     Section 4.7 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 4.8 Term. This Agreement shall remain in full force and effect until the reimbursement of all Series 1997-1 LOC Credit Disbursements and the Series 1997-1 LOC Termination Disbursement by the Lessees or DTAG, as the case may be, and the payment by the Lessees or DTAG, as the case may be, of all other amounts payable hereunder, notwithstanding the earlier termination of the Series 1997-1 Letter of Credit.

     Section 4.9 Successors and Assigns. This Agreement shall be binding upon the Series 1997-1 Letter of Credit Provider and its successors and assigns, each Lessee and its successors and assigns, DTAG and its successors and assigns, and RCFC and its successors and assigns; provided, however, that none of the Lessees, DTAG or RCFC may transfer or assign any of its obligations, rights, or interests hereunder without the prior written consent of the Series 1997-1 Letter of Credit Provider; and provided further, however, that the Series 1997-1 Letter of Credit Provider may at any time (i) assign all or a portion of its obligations under the Series 1997-1 Letter of Credit and its rights under this Agreement to a successor institution satisfying the requirements set forth in
Section 4.20(a) of the Series 1997-1 Supplement; provided further, however, that
(x) DTAG shall have consented in writing to such assignment (which consent shall not be unreasonably withheld), and (y) such assignment shall be for an amount at least equal to $5,000,000, or (ii) grant participations to any other Person, in all or part of its obligations under the Series 1997-1 Letter of Credit and its rights under this Agreement (it being understood and agreed that the Lessees shall have no obligation to give notices to any such participant, that such participation will not in any way reduce the Series 1997-1 Letter of Credit Provider's commitment to make Series 1997-1 LOC Credit Disbursements or the Series 1997-1 LOC Termination Disbursement hereunder, and that such participation (other than a participation held by a Revolving Lender pursuant to the Credit Agreement) shall not increase the obligations (including with respect to costs and expenses) of the Lessees hereunder); provided that the Series 1997-1 Letter of Credit Provider shall be entitled to receive any increased costs or indemnities payable hereunder incurred by the Series 1997-1 Letter of Credit Provider or such participant to the extent not in excess of such amounts calculated as if there were no participation. The Series 1997-1 Letter of Credit Provider hereby acknowledges and agrees that any such disposition will not alter or affect the Series 1997-1 Letter of Credit Provider's direct obligations to the Trustee, and that none of the Lessees, DTAG or RCFC shall have any obligations to have any communication or relationship with any participant in order to enforce such obligations of the Series 1997-1 Letter of Credit Provider hereunder and under the Series 1997-1 Letter of Credit. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

     Section 4.10 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

     Section 4.11 Further Assurances. The Lessees, DTAG and RCFC each agree to do such further acts and things and to execute and deliver to the Series 1997-1 Letter of Credit Provider such additional assignments, agreements, powers and instruments as are reasonably required by the Series 1997-1 Letter of Credit Provider to carry into effect the purposes of this Agreement and under the Related Documents or to better assure and confirm to the Series 1997-1 Letter of Credit Provider its rights, powers and remedies hereunder and under the Related Documents.

     Section 4.12 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by DTAG, the Lessees and RCFC in connection herewith shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Series 1997-1 Letter of Credit Provider or on its behalf and shall continue so long as and until such time as all obligations hereunder and under the Related Documents shall have been paid in full. The obligations of the Lessees under Sections 2.5, 4.1, 4.2 and 4.3 shall in each case survive any termination of this Agreement, the payment in full of all obligations hereunder or under any other Related Document and the termination of the Series 1997-1 Letter of Credit.

     Section 4.13 Obligation. Each of the Series 1997-1 Letter of Credit Provider and each of the Lessees understands and agrees that the Series 1997-1 Letter of Credit is irrevocable and the obligations of the Series 1997-1 Letter of Credit Provider as issuer thereof shall be unaffected by any default hereunder, including, without limitation any failure to pay the amounts due and payable to the Series 1997-1 Letter of Credit Provider under Section 2.4. No failure of any of the Lessees (or any person or organization acting on behalf thereof) or the Trustee to take any action (whether required hereunder or otherwise), nor any action taken by any of the Lessees shall be asserted by the Series 1997-1 Letter of Credit Provider as a defense to payment under the Series 1997-1 Letter of Credit (except for the failure of any documents presented thereunder to comply with the terms of the Series 1997-1 Letter of Credit) or as the basis of a right of set off by the Series 1997-1 Letter of Credit Provider against its obligations to make any such payment.

     Section 4.14 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 4.15 Confidentiality. The Series 1997-1 Letter of Credit Provider agrees that it shall not disclose any Confidential Information (as defined below) to any Person without the consent of DTAG, the Lessees or RCFC, as applicable, other than (a) to the Series 1997-1 Letter of Credit Provider's Affiliates and to the Administrative Agent and the Revolving Lenders and their respective officers, directors, employees, agents and advisors and to actual or prospective assignees and participants, and then only on a confidential basis,
(b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

     "Confidential Information" means information that DTAG, the Lessees or RCFC furnishes to the Series 1997-1 Letter of Credit Provider on a confidential basis, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Series 1997-1 Letter of Credit Provider from a source other than DTAG, the Lessees or RCFC.

     Section 4.16 Additional Series 1997-1 Letter of Credit Providers. The Series 1997-1 Letter of Credit Provider acknowledges and agrees that the Lessees may obtain Series 1997-1 Letter of Credit Provider commitments from additional Series 1997-1 Letter of Credit Providers from time to time, provided such commitments are, unless the Series 1997-1 Letter of Credit Provider otherwise consents, on the same terms and provisions as this Agreement and provide for obligations that rank pari passu with each Lessee's obligations hereunder.

     Section 4.17 Additional Subsidiary Lessees. Any direct or indirect Subsidiary of DTAG (each a "DTAG Subsidiary") shall have the right to become a "Lessee" under and pursuant to the terms of this Agreement by complying with the provisions of Section 28.1 of the Master Lease and the provisions of this
Section 4.17. In the event a DTAG Subsidiary desires to become "Lessee" under this Agreement, then the Guarantor and such DTAG Subsidiary shall execute and deliver to the Series 1997-1 Letter of Credit Provider and the Trustee:

     (i) an Affiliate Joinder in Letter of Credit Agreement in the form attached hereto as Exhibit B (each, an "Affiliate Joinder in Letter of Credit Agreement");

     (ii) copies of the documentation set forth in clauses (a) through (j) of Section 28.1 of the Master Lease;

     (iii) an Officers' Certificate and an opinion of counsel each stating that the joinder described in clause (i) above by such DTAG Subsidiary complies with this Section 4.17 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

     (iv) any additional documentation that the Series 1997-1 Letter of Credit Provider or the Trustee may reasonably require to evidence the assumption by such DTAG Subsidiary of the obligations and liabilities set forth in this Agreement.

Upon satisfaction of the foregoing conditions and receipt by each of the Trustee and the Series 1997-1 Letter of Credit Provider of original executed copies of the applicable Affiliate Joinder in Letter of Credit Agreement executed by such DTAG Subsidiary and the Guarantor, such DTAG Subsidiary shall for all purposes be deemed to be a "Lessee" for purposes of this Agreement and shall be entitled to the benefits and subject to the liabilities and obligations of a Lessee hereunder.

     Section 4.18 Enhancement Letter of Credit Application and Agreement. This Agreement is an Enhancement Letter of Credit Application and Agreement executed pursuant to the Credit Agreement. In the event that, after construing the terms of this Agreement and the Credit Agreement in a manner that would seek to avoid any purported inconsistency or conflict between the terms of this Agreement, on the one hand, and the terms of the Credit Agreement, on the other hand, such inconsistency or conflict cannot be avoided, the terms of this Agreement shall control.

     Section 4.19 Series 1997-1 Letter of Credit Provider as Enhancement Provider and Third-Party Beneficiary. The Lessees, RCFC and DTAG each hereby acknowledges and agrees that the Series 1997-1 Letter of Credit Provider is (i) an "Enhancement Provider" (as such term is used in the Base Indenture) and (ii) without limiting the effect of any other provision contained in the Base Indenture or the Series 1997-1 Supplement, a third-party beneficiary of the provisions set forth in Article 11 of the Base Indenture, Section 8.7 of the Series 1997-1 Supplement and Section 22 of the Master Lease.

     Section 4.20 No Recourse; No Petition. (a) Each of the parties hereto hereby covenants and agrees that:

          (i) no recourse shall be had for the payment of any amount owing in respect of any disbursement made under this Agreement or the Series 1997-1 Letter of Credit or for the payment of any fee hereunder or thereunder or any other obligation or claim arising out of or based upon this Agreement or the Series 1997-1 Letter of Credit against RCFC or any stockholder, employee, officer, director or incorporator of RCFC based on their status as such or their actions in connection therewith; and

          (ii) prior to the date which is one year and one day after the payment in full of any Series 1997-1 Notes issued by RCFC pursuant to the Indenture, such party will not institute against, or join with any other Person in instituting against, RCFC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law, all as more particularly set forth in Section 12.16 of the Base Indenture and subject to any retained rights set forth therein (it being agreed and understood that nothing contained herein shall preclude participation by any such party in assertion or defense of its claims in any such proceeding involving RCFC);

provided, however, that nothing in this clause (a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from RCFC to such party pursuant to any Related Document (other than this Agreement) to which RCFC is a party.

     (b)  In the event that any such party takes action in  violation  of clause
(a)(ii), RCFC agrees that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by such party against RCFC or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert.

     (c) The provisions of this Section 4.20 shall survive the termination of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, as of the day and year first above written.

                                        DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.


                                        By:_____________________________________
                                           Name:    Pamela S. Peck
                                           Title:   Treasurer


                                        CREDIT SUISSE FIRST BOSTON, as the
                                          Series 1997-1 Letter of Credit
                                          Provider


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        RENTAL CAR FINANCE CORP.


                                        By:_____________________________________
                                           Name:    Pamela S. Peck
                                           Title:   Vice President and Treasurer


                                        LESSEES:
                                        -------

                                        DTG OPERATIONS, INC.


                                        By:_____________________________________
                                           Name:    Michael H. McMahon
                                           Title:   Treasurer

                                        THRIFTY RENT-A-CAR SYSTEM, INC.


                                        By:_____________________________________
                                           Name:    Pamela S. Peck
                                           Title:   Treasurer

                                                                    EXHIBIT A TO
                                                                LETTER OF CREDIT
                                                                       AGREEMENT


                          IRREVOCABLE LETTER OF CREDIT

                                 No. TS-________


                                                  December 6, 2002

Deutsche Bank Trust Company Americas
  (formerly known as Bankers Trust
  Company), as Trustee
60 Wall Street
New York, New York 10005
Telecopier: 201-593-6457

Attention: Corporate Trust Division

Dear Sir or Madam:

     The undersigned ("Credit Suisse First Boston" or the "Series 1997-1 Letter of Credit Provider") hereby establishes, at the request and for the account of Dollar Thrifty Automotive Group, Inc. ("DTAG"), DTG Operations, Inc. (formerly known as Dollar Rent A Car Systems, Inc.) ("Dollar"), Thrifty Rent-A-Car System, Inc. ("Thrifty"), and each of the parties identified as a Lessee (collectively, the "Lessees") in that certain Second Amended and Restated Letter of Credit Agreement, dated as of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Series 1997-1 Letter of Credit Agreement"), among the Lessees, the Series 1997-1 Letter of Credit Provider, Rental Car Finance Corp., a special purpose Oklahoma corporation ("RCFC"), and DTAG in your favor as Trustee under that certain Series 1997-1 Supplement, dated as of December 23, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Series 1997-1 Supplement"), between RCFC, as the issuer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee (in such capacity, the "Trustee"), to the Base Indenture, dated as of December 13, 1995 (as amended as of December 23, 1997, and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the "Base Indenture"), between RCFC and the Trustee, this Irrevocable Letter of Credit No. TS-________ (the "Series 1997-1 Letter of Credit"), in the aggregate maximum amount of TEN MILLION DOLLARS ($10,000,000) (such amount, as the same may be reduced, increased and reinstated from time to time as provided herein, being the "Series 1997-1 Letter of Credit Amount"), effective immediately and expiring at 4:00 p.m. (New York time) at our New York office at Eleven Madison Avenue, 10th Floor, New York, New York 10010-3629, Attention: Trade Services Department, Facsimile No.: (212) 325-8315 (such office or any other office which may be designated by the Series 1997-1 Letter of Credit Provider by written notice delivered to you, being the "Series 1997-1 Letter of Credit Provider's Office") on August 1, 2005 (or, if such date is not a Business Day (as defined below), the immediately preceding Business
Day) (the "Scheduled Letter of Credit Expiration Date"). You are referred to herein (and in each Annex hereto) as the Trustee.

     The Series 1997-1 Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions and increases in amount as hereinafter set forth, (1) in one or more drawings by one or more of the Trustee's drafts, each drawn on the Series 1997-1 Letter of Credit Provider at the Series 1997-1 Letter of Credit Provider's Office, payable at sight on a Business Day, and accompanied by the Trustee's written and completed certificate purported to be signed by the Trustee in substantially the form of Annex A attached hereto (any such draft accompanied by such certificate being a "Credit Demand"), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Series 1997-1 Letter of Credit Amount as in effect on such Business Day and (2) in a single drawing by the Trustee's draft, drawn on the Series 1997-1 Letter of Credit Provider at the Series 1997-1 Letter of Credit Provider's Office, payable at sight on a Business Day, and accompanied by the Trustee's written and completed certificate purported to be signed by the Trustee in substantially the form of Annex B attached hereto (such draft accompanied by such certificate being a "Termination Demand"), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Series 1997-1 Letter of Credit Amount as in effect on such Business Day, provided that only one Termination Demand may be made hereunder. Any Credit Demand or Termination Demand may be delivered by facsimile transmission to the Series 1997-1 Letter of Credit Provider's Office. "Business Day" means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York. Upon the Series 1997-1 Letter of Credit Provider honoring any Credit Demand presented hereunder, the Series 1997-1 Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of such Credit Demand. In addition to the foregoing reduction, the Series 1997-1 Letter of Credit Amount shall automatically be reduced to zero and this Series 1997-1 Letter of Credit shall be terminated upon the Series 1997-1 Letter of Credit Provider honoring any Termination Demand presented to it hereunder.

     The Series 1997-1 Letter of Credit Amount shall be automatically reinstated with respect to reimbursement of any Credit Demand when and to the extent, but only when and to the extent, that (i) the Series 1997-1 Letter of Credit Provider is reimbursed by any of the Lessees or DTAG (on behalf of any of the Lessees), as the case may be, in full for any amount drawn hereunder by any Credit Demand and (ii) the Series 1997-1 Letter of Credit Provider receives written notice from DTAG in substantially the form of Annex C attached hereto certifying that no Event of Bankruptcy (as defined in Annex C attached hereto) with respect to DTAG, Dollar, Thrifty or any other Lessee has occurred and is continuing; provided, however, that the Series 1997-1 Letter of Credit Amount shall, in no event, be reinstated to an amount greater than the Series 1997-1 Letter of Credit Amount as in effect immediately prior to such Credit Demand.

     The Series 1997-1 Letter of Credit Amount shall be automatically reduced in accordance with the terms of a written request from the Trustee to the Series 1997-1 Letter of Credit Provider in substantially the form of Annex D attached hereto that is acknowledged and agreed to in writing by the Series 1997-1 Letter of Credit Provider. The Series 1997-1 Letter of Credit Amount shall be automatically increased upon receipt by (and written acknowledgment of such receipt by) the Trustee of written notice from the Series 1997-1 Letter of Credit Provider in substantially the form of Annex E attached hereto certifying that the Series 1997-1 Letter of Credit Amount has been increased and setting forth the amount of such increase.

     Each Credit Demand and Termination Demand shall be dated the date of its presentation, and shall be presented to the Series 1997-1 Letter of Credit Provider at the Series 1997-1 Letter of Credit Provider's Office. If the Series 1997-1 Letter of Credit Provider receives any Credit Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 1997-1 Letter of Credit, not later than 1:00 p.m. (New York City time) on a Business Day prior to the termination hereof, the Series 1997-1 Letter of Credit Provider will make such funds available by 4:00 p.m. (New York City time) on the same day in accordance with your payment instructions. If the Series 1997-1 Letter of Credit Provider receives any Credit Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 1997-1 Letter of Credit, after 1:00 p.m. (New York City time) on a Business Day prior to the termination hereof, the Series 1997-1 Letter of Credit Provider will make the funds available by 4:00 p.m. (New York City time) on the next succeeding Business Day in accordance with your payment instructions. If you so request the Series 1997-1 Letter of Credit Provider, payment under this Series 1997-1 Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your respective accounts in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account. The Series 1997-1 Letter of Credit Provider will make payments under this Series 1997-1 Letter of Credit out of its own funds.

     Upon the earliest of (i) the date on which the Series 1997-1 Letter of Credit Provider honors a Termination Demand presented hereunder to the extent of the Series 1997-1 Letter of Credit Amount as in effect on such date, (ii) the date on which the Series 1997-1 Letter of Credit Provider receives written notice from you that an alternate letter of credit or other credit enhancement has been substituted for this Series 1997-1 Letter of Credit and (iii) the Scheduled Letter of Credit Expiration Date, this Series 1997-1 Letter of Credit shall automatically terminate and you shall surrender this Series 1997-1 Letter of Credit to the undersigned Series 1997-1 Letter of Credit Provider on such day.

     This Series 1997-1 Letter of Credit is transferable only in its entirety to any transferee(s) who you certify to the Series 1997-1 Letter of Credit Provider has succeeded you, as Trustee under the Series 1997-1 Supplement, and may be successively transferred only in its entirety. Transfer of this Series 1997-1 Letter of Credit to such transferee shall be effected by the presentation to the Series 1997-1 Letter of Credit Provider of this Series 1997-1 Letter of Credit accompanied by a certificate in substantially the form of Annex F attached hereto. Upon such presentation the Series 1997-1 Letter of Credit Provider shall forthwith transfer this Series 1997-1 Letter of Credit to the transferee and endorse this Series 1997-1 Letter of Credit in favor of the transferee or, if requested by the transferee, issue a new irrevocable letter of credit in favor of the transferee with provisions therein consistent with this Series 1997-1 Letter of Credit.

     This Series 1997-1 Letter of Credit sets forth in full the undertaking of the Series 1997-1 Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts and the Uniform Customs (defined below).

     This Series 1997-1 Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication No. 500 (the "Uniform Customs"), and, as to matters not covered by the Uniform Customs, shall be governed by the laws of the State of New York, including, the Uniform Commercial Code as in effect in the State of New York.

     Communications with respect to this Series 1997-1 Letter of Credit shall be in writing and shall be addressed to the Series 1997-1 Letter of Credit Provider at the Series 1997-1 Letter of Credit Provider's Office, specifically referring to the number of this Series 1997-1 Letter of Credit.

                                        Very truly yours,

                                        CREDIT SUISSE FIRST BOSTON,
                                          as Series 1997-1 Letter of Credit
                                          Provider

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        By:_____________________________________
                                           Name:
                                           Title:

                                     ANNEX A
                                     -------

                          CERTIFICATE OF CREDIT DEMAND


Credit Suisse First Boston
Eleven Madison Avenue, 10th Floor
New York, New York 10010-3629

Attention:  Trade Services Department

     Certificate of Credit Demand under the Irrevocable Letter of Credit No. TS-________ (the "Series 1997-1 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of December 6, 2002, issued by Credit Suisse First Boston, as the Series 1997-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as the Trustee.

     The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 1997-1 Letter of Credit Provider as follows:

     1. [Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company)]1 is the Trustee under the Series 1997-1 Supplement referred to in the Series 1997-1 Letter of Credit.

     2. As of the date of this certificate, there [exist Series 1997-1 Lease Payment Losses (as such term is defined in the Series 1997-1 Supplement referred to in the Series 1997-1 Letter of Credit) allocated to making a drawing under the Series 1997-1 Letter of Credit pursuant to Section 4.7(a)(v)(1), (b)(v)(1) or (c)(v)(1) of the Series 1997-1 Supplement]2 [exists an amount due and payable by Dollar Thrifty Automotive Group, Inc., a Delaware corporation ("DTAG"), under the Demand Note (the "Demand Note") issued by DTAG to Rental Car Finance Corp. pursuant to Section 4.19(a) of the Series 1997-1 Supplement has not been deposited into the Series 1997-1 Collection Account (as defined in the Series 1997-1 Supplement referred to in the Series 1997-1 Letter of Credit)]3 in the amount of $___________.

     3. The Trustee is making a drawing under the Series 1997-1 Letter of Credit [as required by Section 4.18(b) of the Series 1997-1 Supplement]4 [in an amount due and payable by DTAG under the Demand Note pursuant to Section 4.19(b) of the Series 1997-1 Supplement]5 for an amount equal to $________, which amount is the Series 1997-1 LOC Credit Disbursement (the "Series 1997-1 LOC Credit Disbursement"). The Series 1997-1 LOC Credit Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Series 1997-1 Letter of Credit on the date of this certificate.

     4. The amount of the draft shall be delivered pursuant to the following instructions:

     [insert payment instructions (including payment date) for wire to [Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company)],6 as Trustee].

     5. The Trustee acknowledges that, pursuant to the terms of the Series 1997-1 Letter of Credit, upon the Series 1997-1 Letter of Credit Provider honoring the draft accompanying this certificate, the Series 1997-1 Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ______ day of ____________, ____.


                                        [DEUTSCHE BANK TRUST COMPANY AMERICAS],7
                                          as Trustee


                                        By:_____________________________________
                                           Title:

                                     ANNEX B
                                     -------

                        CERTIFICATE OF TERMINATION DEMAND


Credit Suisse First Boston
Eleven Madison Avenue, 10th Floor
New York, New York 10010-3629

Attention:  Trade Services Department

     Certificate of Termination Demand under the Irrevocable Letter of Credit No. TS-________ (the "Series 1997-1 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of December 6, 2002, issued by Credit Suisse First Boston as the Series 1997-1 Letter of Credit Provider in favor of Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as the Trustee.

     The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 1997-1 Letter of Credit Provider as follows:

     1. [Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company)]8 is the Trustee under the Series 1997-1 Supplement referred to in the Series 1997-1 Letter of Credit.

     2. Pursuant to Section 4.20 of the Series 1997-1 Supplement, the Trustee, in its capacity as such, is making a drawing in the amount of the Series 1997-1 Letter of Credit Amount as in effect on the date of this certificate (such amount being the "Series 1997-1 LOC Termination Disbursement").

     3. The amount of the draft accompanying this certificate is $________ which is equal to the Series 1997-1 Letter of Credit Amount as of the date hereof. The Series 1997-1 Letter of Credit Amount does not exceed the amount that is available to be drawn by the Trustee under the Series 1997-1 Letter of Credit on the date of this certificate.

     4. The amount of the draft shall be delivered pursuant to the following instructions:

          [insert payment instructions (including payment date) for wire to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee]

     5. The Trustee acknowledges that, pursuant to the terms of the Series 1997-1 Letter of Credit, upon the Series 1997-1 Letter of Credit Provider honoring the draft accompanying this certificate, the Series 1997-1 Letter of Credit Amount shall automatically be reduced to zero and the Series 1997-1 Letter of Credit shall terminate and be immediately returned to the Series 1997-1 Letter of Credit Provider.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of __________, _____.

                                        [DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS],9 as Trustee


                                        By______________________________________
                                          Title:

                                     ANNEX C
                                     -------

                         CERTIFICATE OF REINSTATEMENT OF
                      SERIES 1997-1 LETTER OF CREDIT AMOUNT

Credit Suisse First Boston
Eleven Madison Avenue, 10th Floor
New York, New York 10010-3629

Attention:  Trade Services Department

     Certificate of Reinstatement of Series 1997-1 Letter of Credit Amount under the Irrevocable Letter of Credit No. TS-________ (the "Series 1997-1 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of December 6, 2002, issued by Credit Suisse First Boston, as the Series 1997-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as the Trustee.

     The undersigned, a duly authorized officer of Dollar Thrifty Automotive Group, Inc. ("DTAG"), hereby certifies to the Series 1997-1 Letter of Credit Provider as follows:

     1. As of the date of this certificate, the Series 1997-1 Letter of Credit Provider has been reimbursed in full in an amount equal to $ [ ] in respect of the Credit Demand made on _____________.

     2. As of the date of this certificate, no Event of Bankruptcy with respect to Dollar Thrifty Automotive Group, Inc. ("DTAG"), DTG Operations, Inc. (formerly known as Dollar Rent A Car Systems, Inc.) ("Dollar"), Thrifty Rent-A-Car System, Inc. ("Thrifty") or any other Lessee has occurred and is continuing. "Event of Bankruptcy", with respect to DTAG, Dollar, Thrifty or any other Lessee, means (a) a case or other proceeding shall be commenced, without the application or consent of such person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such person or all or any substantial part of its assets, or any similar action with respect to such person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and any such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such person shall be entered in an involuntary case under The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et. seq., (the "Bankruptcy Code") or any other similar law now or hereafter in effect; or
(b) such person shall commence a voluntary case or other proceeding under the Bankruptcy Code or any applicable insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) a corporation or similar entity or its board of directors shall vote to implement any of the actions set forth in the preceding clause (b).

     3. Accordingly, pursuant to the terms and conditions of the Series 1997-1 Letter of Credit, the Series 1997-1 Letter of Credit Amount is hereby reinstated in the amount of $[ ] so that the Series 1997-1 Letter of Credit Amount after taking into account such reinstatement is in an amount equal to $[ ].

     IN WITNESS WHEREOF, Dollar Thrifty Automotive Group, Inc. has executed and delivered this certificate on this ____ day of _________ , _____.


                                        DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.


                                        By:_____________________________________
                                           Title:

                                     ANNEX D
                                     -------

          NOTICE OF REDUCTION OF SERIES 1997-1 LETTER OF CREDIT AMOUNT

Credit Suisse First Boston
Eleven Madison Avenue, 10th Floor
New York, New York 10010-3629

Attention:  Trade Services Department

     Notice of Reduction of Series 1997-1 Letter of Credit Amount under the Irrevocable Letter of Credit No. TS-________ (the "Series 1997-1 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of December 6, 2002 issued by Credit Suisse First Boston, as the Series 1997-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as the Trustee.

     The undersigned, a duly authorized officer of the Trustee, hereby notifies the Series 1997-1 Letter of Credit Provider as follows:

     1. [Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company)]10 is the Trustee under the Series 1997-1 Supplement referred to in the Series 1997-1 Letter of Credit.

     2. The Trustee has received a notice from DTAG pursuant to the Series 1997-1 Letter of Credit Agreement authorizing it to request a reduction of the Series 1997-1 Letter of Credit Amount to $__________ and is delivering this notice in accordance with the terms of the Series 1997-1 Letter of Credit Agreement.

     3. By its acknowledgment and agreement below, the Series 1997-1 Letter of Credit Provider acknowledges and agrees that the aggregate maximum amount of the Series 1997-1 Letter of Credit is reduced to $____________ from $____________ pursuant to and in accordance with the terms and provisions of the Series 1997-1 Letter of Credit and that the reference in the first paragraph of the Series 1997-1 Letter of Credit to "____________________ ($__________ )" is amended to read "________________________ ($__________ )".

     4. This request, upon your acknowledgment and agreement set forth below, shall constitute an amendment to the Series 1997-1 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 1997-1 Letter of Credit remain unchanged.

     5. The Series 1997-1 Letter of Credit Provider is requested to execute and deliver its acknowledgment and agreement to this notice to each of the Trustee, Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., and Fitch, Inc. in the manner provided in Section 4.4 of the Series 1997-1 Letter of Credit Agreement.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of __________, ____.


                                        [DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS],11 as Trustee


                                        By:_____________________________________
                                           Name:
                                           Title:

ACKNOWLEDGED AND AGREED:

CREDIT SUISSE FIRST BOSTON,
as Series 1997-1 Letter of Credit Provider

By:_____________________________________
   Name:
   Title:

By:_____________________________________
   Name:
   Title:

                                     ANNEX E
                                     -------

                              NOTICE OF INCREASE OF
                      SERIES 1997-1 LETTER OF CREDIT AMOUNT

Deutsche Bank Trust Company Americas
  (formerly known as Bankers Trust
  Company), as Trustee
60 Wall Street
New York, New York 10005
Telecopier: 201-593-6457

Attention: Corporate Trust Division

     Notice of  Increase  of Series  1997-1  Letter of Credit  Amount  under the
Irrevocable Letter of Credit No. TS-________ (the "Series 1997-1 Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of December 6, 2002, issued by Credit Suisse First Boston, as the Series 1997-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as the Trustee.

     The undersigned, duly authorized officers of the Series 1997-1 Letter of Credit Provider, hereby notify the Trustee as follows:

     1. The Series 1997-1 Letter of Credit Provider has received a request from DTG Operations, Inc. (formerly known as Dollar Rent A Car Systems, Inc.) and/or Thrifty Rent-A-Car System, Inc. to increase the Series 1997-1 Letter of Credit Amount by $_______, and the Series 1997-1 Letter of Credit Provider is permitted to increase the Series 1997-1 Letter of Credit Amount by such amount under the Credit Agreement defined in the Series 1997-1 Letter of Credit Agreement.

     2. Upon your acknowledgment set forth below, the aggregate maximum amount of the Series 1997-1 Letter of Credit is increased to $____________ from $____________ pursuant to and in accordance with the terms and provisions of the Series 1997-1 Letter of Credit and that the reference in the first paragraph of the Series 1997-1 Letter of Credit to "_________________ ($_______ )" is amended to read "_________________ ($_______ )".

     3. This notice, upon your acknowledgment set forth below, shall constitute an amendment to the Series 1997-1 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 1997-1 Letter of Credit remain unchanged.

     4. The Trustee is requested to execute and deliver its acknowledgment and acceptance to this notice to each of the Series 1997-1 Letter of Credit Provider, Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., and Fitch, Inc. in the manner provided in Section 4.4 of the Series 1997-1 Letter of Credit Agreement.

     IN WITNESS WHEREOF, the Series 1997-1 Letter of Credit Provider has executed and delivered this certificate on this ____ day of __________, ____.


                                        CREDIT SUISSE FIRST BOSTON, as Series
                                          1997-1 Letter of Credit Provider

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        By:_____________________________________
                                           Name:
                                           Title:

ACKNOWLEDGED:

DEUTSCHE BANK TRUST
COMPANY AMERICAS,
     as Trustee


By:_____________________________________
   Name:
   Title:

                                     ANNEX F
                                     -------

                             INSTRUCTION TO TRANSFER


                                                        _________________,______

Credit Suisse First Boston
Eleven Madison Avenue, 10th Floor
New York, New York 10010-3629

Attention:  Trade Services Department

     Re: Irrevocable Letter of Credit No. TS-________

Ladies and Gentlemen:

     For  value  received,   the  undersigned   beneficiary  hereby  irrevocably
transfers to:

                             -----------------------
                              [Name of Transferee]


                             -----------------------
                                    [Address]

all rights of the undersigned beneficiary to draw under the above-captioned letter of credit (the "Series 1997-1 Letter of Credit") issued by the Series 1997-1 Letter of Credit Provider named therein in favor of the undersigned. The transferee has succeeded the undersigned as Trustee under the Series 1997-1 Supplement (as defined in the Series 1997-1 Letter of Credit).

     By this transfer, all rights of the undersigned beneficiary in the Series 1997-1 Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Series 1997-1 Letter of Credit pertaining to transfers.

     The Series 1997-1 Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Series 1997-1 Letter of Credit Provider transfer the Series 1997-1 Letter of Credit to our transferee and that the Series 1997-1 Letter of Credit Provider endorse the Series 1997-1 Letter of Credit returned herewith in favor of the transferee or, if requested by the transferee, issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Series 1997-1 Letter of Credit.

                                        Very truly yours,

                                        [DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS],12 as Trustee


                                        By:_____________________________________
                                           Title:

                                                                       EXHIBIT B
                                                             TO LETTER OF CREDIT
                                                                       AGREEMENT


                            FORM OF AFFILIATE JOINDER
                          IN LETTER OF CREDIT AGREEMENT
                          -----------------------------


     THIS AFFILIATE JOINDER IN LETTER OF CREDIT AGREEMENT (this "Joinder") is executed as of _______________ ___, _____, by ________________________, a
____________________________________ ("Joining Party"), and delivered to each of
Credit Suisse First Boston, a Swiss banking corporation, as the Series 1997-1 Letter of Credit Provider (in such capacity, the "Series 1997-1 Letter of Credit Provider") and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as the Trustee (in such capacity, the "Trustee"), pursuant to that certain Second Amended and Restated Letter of Credit Agreement, dated as of December 6, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the "Letter of Credit Agreement"), among the Series 1997-1 Letter of Credit Provider, DTG Operations, Inc. (formerly known as Dollar Rent A Car Systems, Inc.), Thrifty
Rent-A-Car System, Inc., any additional Subsidiaries of Dollar Thrifty Automotive Group, Inc. from time to time becoming Lessees thereunder, Rental Car Finance Corp. and Dollar Thrifty Automotive Group, Inc. Capitalized terms used herein but not defined herein shall have the meanings provided for in the Letter of Credit Agreement.

                                R E C I T A L S:
                                - - - - - - - -


     WHEREAS, the Joining Party is a direct or indirect Subsidiary of DTAG; and

     WHEREAS, the Joining Party desires to become a "Lessee" under and pursuant to Section 4.17 of the Letter of Credit Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Joining Party, the Joining Party agrees as follows:

                               A G R E E M E N T:
                               - - - - - - - - -


     1. The Joining Party hereby represents and warrants to and in favor of the Series 1997-1 Letter of Credit Provider and the Trustee that (i) the Joining Party is a direct or indirect Subsidiary of DTAG, (ii) all of the conditions required to be satisfied pursuant to Section 4.17 of the Letter of Credit Agreement in respect of the Joining Party becoming a Lessee thereunder have been satisfied and (iii) all of the representations and warranties contained in
Section 3.1 of the Letter of Credit Agreement with respect to the Lessees are true and correct as applied to the Joining Party as of the date hereof.

     2. The Joining Party hereby agrees to assume all of the obligations of a "Lessee" under the Letter of Credit Agreement and agrees to be bound by all of the terms, covenants and conditions therein.

     3. By its execution and delivery of this Joinder, the Joining Party hereby becomes a Lessee for all purposes under the Letter of Credit Agreement. By its execution and delivery of this Joinder, DTAG acknowledges that the Joining Party is a Lessee for all purposes under the Letter of Credit Agreement.

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the day and year first above written.


                                        [Name of Joining Party]


                                        By:_____________________________________
                                           Name:
                                           Title:



Accepted and Acknowledged by:

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By:_____________________________________
   Name:
   Title:

                                                                       EXHIBIT C
                                                             TO LETTER OF CREDIT
                                                                       AGREEMENT


                            REQUEST FOR REDUCTION OF
                      SERIES 1997-1 LETTER OF CREDIT AMOUNT
                      -------------------------------------


Deutsche Bank Trust Company Americas
  (formerly known as Bankers Trust
  Company), as Trustee
60 Wall Street
New York, New York 10005
Telecopier: 201-593-6457

Attention: Corporate Trust Division

     Request for  Reduction of Series  1997-1  Letter of Credit Amount under the
Letter of Credit Agreement, dated as of December 6, 2002 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof as of the date hereof, the "Letter of Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), among DTG Operations, Inc. (formerly known as Dollar Rent A Car Systems, Inc.), Thrifty Rent-A-Car System, Inc., those additional Subsidiaries of Dollar Thrifty Automotive Group, Inc. from time to time becoming parties thereto, Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Credit Suisse First Boston, as the Series 1997-1 Letter of Credit Provider.

     The undersigned, a duly authorized officer of Dollar Thrifty Automotive Group, Inc., individually and on behalf of the Lessees, hereby certifies to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) in its capacity as the Trustee under the Series 1997-1 Supplement referred to in the Letter of Credit Agreement (the "Trustee") as follows:

     1. The Series 1997-1 Letter of Credit Amount as of the date of this request prior to giving effect to the reduction of the Series 1997-1 Letter of Credit Amount requested in paragraph 2 of this request is $_____________.

     2. The Trustee is hereby requested pursuant to Section 2.1(a) of the Letter of Credit Agreement to execute and deliver to the Series 1997-1 Letter of Credit Provider a Notice of Reduction of Series 1997-1 Letter of Credit Amount substantially in the form of Annex D to the Series 1997-1 Letter of Credit (the "Notice of Reduction") for a reduction in the Series 1997-1 Letter of Credit Amount by an amount equal to $_____________. The Trustee is requested to execute and deliver the Notice of Reduction promptly following its receipt of this request, and in no event more than two (2) Business Days following the date of its receipt of this request (as required pursuant to Section 2.1(a) of the Letter of Credit Agreement), and to provide for the reduction pursuant to the Notice of Reduction to be as of ______, _______. The undersigned understands that the Trustee will be relying on the contents hereof. The undersigned further understands that the Trustee shall not be liable to the undersigned for any failure to transmit (or any delay in transmitting) the Notice of Reduction (including any fees and expenses attributable to the Series 1997-1 Letter of Credit Amount not being reduced in accordance with this paragraph) to the extent such failure (or delay) does not result from the gross negligence or willful misconduct of the Trustee.

     3. To the best of the knowledge of the undersigned, (i) the Series 1997-1 Letter of Credit Amount will be $_____________, (ii) the Series 1997-1 Available Subordinated Amount will be $_____________ (iii) the Class A Enhancement Amount will be $____________, (iv) the Class B Enhancement Amount will be $____________ and (v) the Class C Enhancement Amount will be $____________ in each case as of the date of the reduction requested in paragraph 2 of this request.

     4. The Series 1997-1 Letter of Credit Amount after giving effect to the reduction requested in paragraph 2 of this request will not cause (i) the Series 1997-1 Letter of Credit Amount to be less than the Minimum Letter of Credit Amount, (ii) the Series 1997-1 Available Subordinated Amount to be less than the Minimum Subordinated Amount, (iii) the Class A Enhancement Amount to be less than the Minimum Class A Enhancement Amount, (iv) the Class B Enhancement Amount to be less than the Minimum Class B Enhancement Amount or (v) the Class C Enhancement Amount to be less than the Minimum Class C Enhancement Amount, in each case as of the date the reduction requested in paragraph 2 of this request.

     5. The undersigned acknowledges and agrees that the execution and delivery of this request by the undersigned constitutes a representation and warranty by the undersigned to each of the Series 1997-1 Letter of Credit Provider and the Trustee that, as of the date on which the Series 1997-1 Letter of Credit Amount is reduced by the amount set forth in paragraph 2 of this request, each of the statements set forth in this request is true and correct to the best of the knowledge of the undersigned.

     6. The undersigned agrees that if on or prior to the date as of which the Series 1997-1 Letter of Credit Amount is reduced by the amount set forth in paragraph 2 of this request the undersigned obtains knowledge that any of the statements set forth in this request is not true and correct or will not be true and correct after giving effect to such reduction, the undersigned shall immediately so notify each of the Series 1997-1 Letter of Credit Provider and the Trustee by telephone and in writing by telefacsimile in the manner provided in Section 4.4 of the Letter of Credit Agreement and the request set forth herein to reduce the Series 1997-1 Letter of Credit Amount shall be deemed canceled upon receipt by each of the Series 1997-1 Letter of Credit Provider and the Trustee of such notice in writing.

     IN WITNESS WHEREOF, Dollar Thrifty Automotive Group, Inc., individually and on behalf of the Lessees, has executed and delivered this request on this ______ day of ________, ____.

                                        DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

ARTICLE I      DEFINITIONS.....................................................3

     Section 1.1    Definitions................................................3

ARTICLE II     ISSUANCE OF SERIES 1997-1 LETTER OF CREDIT;
               REIMBURSEMENT OBLIGATION........................................3

     Section 2.1    Issuance of Series 1997-1 Letter of Credit;
                    Substitute Series 1997-1 Letter of Credit;
                    Extensions of the Series 1997-1 Letter of Credit...........3

     Section 2.2    [Reserved.]................................................7

     Section 2.3    Reimbursement..............................................8

     Section 2.4    Series 1997-1 Letter of Credit Fees and Expenses...........9

     Section 2.5    No Liability of Series 1997-1 Letter of Credit
                    Provider..................................................10

     Section 2.6    Surrender of Series 1997-1 Letter of Credit...............10

     Section 2.7    Conditions Precedent to Issuance, Increase or
                    Extension.................................................10

     Section 2.8    Certain Eurocurrency Rate and Other Provisions
                    under the Credit Agreement................................14

     Section 2.9    Obligation Absolute.......................................14

     Section 2.10   Events of Default.........................................15

     Section 2.11   Grant of Security Interest................................17

     Section 2.12   Guarantee.................................................17

ARTICLE III    REPRESENTATIONS, WARRANTIES AND COVENANTS......................18

     Section 3.1    Representations and Warranties of the Lessees
                    and DTAG..................................................18

     Section 3.2    Affirmative Covenants of the Lessees and DTAG.............19

     Section 3.3    Negative Covenants of the Lessees and DTAG................20

ARTICLE IV     MISCELLANEOUS..................................................21

     Section 4.1    Payments..................................................21

     Section 4.2    Expenses..................................................21

     Section 4.3    Indemnity.................................................22

     Section 4.4    Notices...................................................22

     Section 4.5    Amendments; Governing Law; Consent to
                    Jurisdiction; Waiver of Jury Trial........................24

     Section 4.6    Waivers, etc..............................................25

     Section 4.7    Severability..............................................25

     Section 4.8    Term......................................................25

     Section 4.9    Successors and Assigns....................................26

     Section 4.10   Counterparts..............................................26

     Section 4.11   Further Assurances........................................26

     Section 4.12   Survival of Representations and Warranties................26

     Section 4.13   Obligation................................................27

     Section 4.14   Headings..................................................27

     Section 4.15   Confidentiality...........................................27

     Section 4.16   Additional Series 1997-1 Letter of Credit
                    Providers.................................................27

     Section 4.17   Additional Subsidiary Lessees.............................28

     Section 4.18   Enhancement Letter of Credit Application and
                    Agreement.................................................28

     Section 4.19   Series 1997-1 Letter of Credit Provider as
                    Enhancement Provider and Third-Party
                    Beneficiary...............................................28

     Section 4.20   No Recourse; No Petition..................................28


Exhibit A     -     Form of Series 1997-1 Letter of Credit
Exhibit B     -     Form of Affiliate Joinder in Letter of Credit Agreement
Exhibit C     -     Form of Notice Requesting Reduction in Series 1997-1
                    Letter of Credit Amount

1 If Trustee under the Series 1997-1 Letter of Credit is other than Deutsche Bank Trust Company Americas, the name of such other Trustee is to be inserted.

2 Include this sentence if Credit Demand is pursuant to Section 4.18(b) of the Series 1997-1 Supplement.

3 Include this sentence if Credit Demand is pursuant to Section 4.19(b) of the Series 1997-1 Supplement.

4    See footnote 2 above.

5    See footnote 3 above.

6    See footnote 1 above.

7    See footnote 1 above.


8 If Trustee under the Series 1997-1 Letter of Credit is other than Deutsche Bank Trust Company Americas, the name of such other Trustee is to be inserted.

9    See footnote 1 above.


10 If Trustee under the Series 1997-1 Letter of Credit is other than Deutsche Bank Trust Company Americas, the name of such other Trustee is to be inserted.

11   See footnote 1 above.


12 If the Trustee under the Series 1997-1 Letter of Credit is other than Deutsche Bank Trust Company Americas, the name of such other Trustee is to be inserted.